     As filed with the Securities and Exchange Commission on October 29, 2004.
                                                           File No. 333-110550
                                                                   811-3072-03

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]

         Pre-Effective Amendment No.                                        [ ]
                                    -------
         Post-Effective Amendment No.    3                                  [X]
                                     --------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]

                  Amendment No.   40                                        [X]
                                ------

                         HARTFORD LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VLI
                           (Exact Name of Registrant)

                         Hartford Life Insurance Company
                               (Name of Depositor)

                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                   (Address of Depositor's Principal Offices)

                                 (860) 843-6733
               (Depositor's Telephone Number, Including Area Code)

                               Marianne O'Doherty
                         Hartford Life Insurance Company
                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

          immediately upon filing pursuant to paragraph (b) of Rule 485
      ---
          on ______________ pursuant to paragraph (b) of Rule 485
      ---
          60 days after filing pursuant to paragraph (a)(1) of Rule 485
      ---
       X  on December 30, 2004 pursuant to paragraph (a)(1) of Rule 485
      ---
          this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

                                    PART A

HARTFORD QUANTUM LIFE
VARIABLE UNIVERSAL LIFE INSURANCE
SEPARATE ACCOUNT VL I
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999
TELEPHONE: (800) 231-5453                                     [HARTFORD LIFE LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes information you should know before you purchase Hartford Quantum Life variable universal life insurance policy (the "Policy). Please read it carefully.

The Policy is a contract between you and Hartford Life Insurance Company ("Hartford") where you agree to make sufficient Premium Payments to us and we agree to pay a death benefit to your beneficiary or pay the other benefits described in this Prospectus.

This Policy is a flexible premium variable universal life insurance policy. It is:

X Flexible because you may increase, decrease or stop your Premium Payments at any time and because you have a variety of death benefit options, riders and other important guarantees to choose from.

X Variable because the value of your life insurance policy will fluctuate with the performance of the investment options you select including the Fixed Account and the Guaranteed Benefit Account.
--------------------------------------------------------------------------------

You may allocate your Premium Payments after we deduct any premium charges and premium taxes, which we call your Net Premium Payment, to two separate parts of your Policy. The first part is the Guaranteed Benefit Account. This account supports the Policy's Benefit Guarantee. This benefit provides certain death benefit guarantees and ensures that other riders selected by you will not lapse, if your Policy meets the requirements of the guarantee. Those requirements are described in detail in this Prospectus and your Policy.

In addition, you may allocate your Premium Payments to the Investment Account. This account is made up of the Fixed Account along with the Sub-Accounts listed below. The following Sub-Accounts are available for investment:

                    SUB-ACCOUNT                                       PURCHASES SHARES OF:
AIM V.I. Mid Cap Core Equity Fund Sub-Account         Series I of the AIM V.I. Mid Cap Core Equity Fund of
                                                      the A I M Variable Insurance Funds
AIM V.I. Premier Equity Fund Sub-Account              Series I of the AIM V.I. Premier Equity Fund of the
                                                      A I M Variable Insurance Funds
American Funds Asset Allocation Fund Sub-Account      Class 2 of the Asset Allocation Fund of American
                                                      Funds Insurance Series
American Funds Blue Chip Income and Growth Fund Sub-  Class 2 of the Blue Chip Income and Growth Fund of
Account                                               American Funds Insurance Series
American Funds Bond Fund Sub-Account                  Class 2 of the Bond Fund of American Funds Insurance
                                                      Series
American Funds Global Growth Fund Sub-Account         Class 2 of the Global Growth Fund of American Funds
                                                      Insurance Series
American Funds Global Small Capitalization Fund       Class 2 of the Global Small Capitalization Fund of
Sub-Account                                           American Funds Insurance Series
American Funds Growth Fund Sub-Account                Class 2 of the Growth Fund of American Funds
                                                      Insurance Series
American Funds Growth-Income Fund Sub-Account         Class 2 of the Growth-Income Fund of American Funds
                                                      Insurance Series
American Funds International Fund Sub-Account         Class 2 of the International Fund of American Funds
                                                      Insurance Series
American Funds New World Fund Sub-Account             Class 2 of the New World Fund of American Funds
                                                      Insurance Series
Franklin Small Cap Value Securities Fund Sub-Account  Class 2 of the Franklin Small Cap Value Securities
                                                      Fund of the Franklin Templeton Variable Insurance
                                                      Products Trust

                    SUB-ACCOUNT                                       PURCHASES SHARES OF:
Hartford Advisers HLS Fund Sub-Account                Class IA of Hartford Advisers HLS Fund of Hartford
                                                      Series Fund, Inc.
Hartford Bond HLS Fund Sub-Account                    Class IA of Hartford Bond HLS Fund of Hartford
                                                      Series Fund, Inc.
Hartford Capital Appreciation HLS Fund Sub-Account    Class IA of Hartford Capital Appreciation HLS Fund
                                                      of Hartford Series Fund, Inc.
Hartford Dividend and Growth HLS Fund Sub-Account     Class IA of Hartford Dividend and Growth HLS Fund of
                                                      Hartford Series Fund, Inc.
Hartford Disciplined Equity HLS Fund Sub-Account      Class IA of Hartford Disciplined Equity HLS Fund of
                                                      Hartford Series Fund, Inc.
Hartford Growth Opportunities HLS Fund Sub-Account    Class IA of Hartford Growth Opportunities HLS Fund
                                                      of Hartford Series Fund II, Inc.
Hartford Index HLS Fund Sub-Account                   Class IA of Hartford Index HLS Fund, Inc.
Hartford International Opportunities HLS Fund         Class IA of Hartford International Opportunities HLS
Sub-Account                                           Fund of Hartford Series Fund, Inc.
Hartford International Small Company HLS Fund         Class IA of Hartford International Small Company HLS
Sub-Account                                           Fund of Hartford Series Fund, Inc.
Hartford MidCap Value HLS Fund Sub-Account*           Class IA of Hartford MidCap Value HLS Fund of
                                                      Hartford Series Fund II, Inc.
Hartford Money Market HLS Fund Sub-Account            Class IA of Hartford Money Market HLS Fund of
                                                      Hartford Series Fund, Inc.
Hartford Mortgage Securities HLS Fund Sub-Account     Class IA of Hartford Mortgage Securities HLS Fund of
                                                      Hartford Series Fund, Inc.
Hartford Small Company HLS Fund Sub-Account*          Class IA of Hartford Small Company HLS Fund of
                                                      Hartford Series Fund, Inc.
Hartford Stock HLS Fund Sub-Account                   Class IA shares of Hartford Stock HLS Fund of
                                                      Hartford HLS Series Fund, Inc.
Hartford Value Opportunities HLS Fund Sub-Account     Class IA shares of Hartford Value Opportunities HLS
                                                      Fund of Hartford Series Fund II, Inc.
MFS New Discovery Series Sub-Account                  Initial Class of the MFS-Registered Trademark- New
                                                      Discovery Series of the MFS-Registered Trademark-
                                                      Variable Insurance Trust-SM-
MFS Total Return Series Sub-Account                   Initial Class of the MFS-Registered Trademark- Total
                                                      Return Series of the MFS-Registered Trademark-
                                                      Variable Insurance Trust-SM-
Mutual Shares Securities Fund Sub-Account             Class 2 of the Mutual Shares Securities Fund of the
                                                      Franklin Templeton Variable Insurance Products Trust
Putnam VT Capital Opportunities Sub-Account           Class IB of Putnam VT Capital Opportunities Fund of
                                                      Putnam Variable Trust
Putnam VT Equity Income Sub-Account                   Class IB of Putnam VT Equity Income Fund of Putnam
                                                      Variable Trust
Putnam VT Global Equity Sub-Account                   Class IB of Putnam VT Global Equity Fund of Putnam
                                                      Variable Trust
Putnam VT Growth and Income Sub-Account               Class IB of Putnam VT Growth and Income Fund of
                                                      Putnam Variable Trust
Putnam VT High Yield Sub-Account                      Class IB of Putnam VT High Yield Fund of Putnam
                                                      Variable Trust
Putnam VT Income Sub-Account                          Class IB of Putnam VT Income Fund of Putnam Variable
                                                      Trust
Putnam VT International Equity Sub-Account            Class IB of Putnam VT International Equity Fund of
                                                      Putnam Variable Trust

                    SUB-ACCOUNT                                       PURCHASES SHARES OF:
Putnam VT New Opportunities Sub-Account               Class IB of Putnam VT New Opportunities Fund of
                                                      Putnam Variable Trust
Putnam VT Voyager Sub-Account                         Class IB of Putnam VT Voyager Fund of Putnam
                                                      Variable Trust
Fidelity VIP Equity-Income Portfolio Sub-Account      Initial Class of Fidelity VIP Equity-Income
                                                      Portfolio



* The Hartford MidCap Value HLS Fund and Hartford Small Company HLS Fund Sub-Accounts are closed to any Policy issued on or after August 2, 2004. The Hartford MidCap Value HLS Fund and Hartford Small Company HLS Funds will remain open to certain owners of other investment products offered by Hartford and to certain qualified retirement plans.


The Guaranteed Benefit Account, Investment Account, including the Fixed Account and Sub-Accounts, are individually and collectively referred to as "Investment Choices".

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Policy may not be available for sale in all states.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

This life insurance Policy IS NOT:

-  a bank deposit or obligation;

-  federally insured; or

-  endorsed by any bank or governmental agency.

--------------------------------------------------------------------------------
PROSPECTUS DATED: DECEMBER 30, 2004

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
----------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                     5
----------------------------------------------------------------------
FEE TABLES                                                        6
----------------------------------------------------------------------
ABOUT US                                                         10
----------------------------------------------------------------------
  Hartford Life Insurance Company                                10
----------------------------------------------------------------------
  Separate Account VL I                                          10
----------------------------------------------------------------------
THE FIXED ACCOUNT AND THE GUARANTEED BENEFIT ACCOUNT             10
----------------------------------------------------------------------
  The Funds                                                      11
----------------------------------------------------------------------
CHARGES AND DEDUCTIONS                                        16...
----------------------------------------------------------------------
GENERAL DESCRIPTION OF THE POLICY                                16
----------------------------------------------------------------------
POLICY LIMITATIONS                                               17
----------------------------------------------------------------------
HOW THE POLICY WORKS                                             18
----------------------------------------------------------------------
DEATH BENEFITS                                                   21
----------------------------------------------------------------------
MAKING WITHDRAWALS FROM YOUR POLICY                              25
----------------------------------------------------------------------
LAPSE AND REINSTATEMENT                                          26
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       27
----------------------------------------------------------------------
LEGAL PROCEEDINGS                                                31
----------------------------------------------------------------------
WHERE YOU CAN FIND MORE INFORMATION                              32
----------------------------------------------------------------------

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

SUMMARY OF BENEFITS AND RISKS

BENEFITS OF YOUR POLICY

THIS IS A BRIEF SUMMARY OF THE BENEFITS OF THE POLICY. EACH BENEFIT IS DISCUSSED IN MORE DETAIL IN THE RELATED SECTION OF THIS PROSPECTUS.

DEATH BENEFIT -- Since this is a life insurance policy, the primary reason to purchase it is for the death benefit. While the Policy is in force and when the insured dies, we pay a death benefit to your beneficiary. We offer the following death benefits when you purchase your Policy:

-  Option A (Level Option)

-  Option B (Return of Account Value Option)

-  Option C (Return of Premium Option) and

-  Option E (Return of Investment Account Option)

BENEFIT GUARANTEE -- This is a guarantee from Hartford that ensures that your Death Benefit will never be less than your Policy's Guaranteed Death Benefit and any riders you elect to guarantee will never lapse, provided your Policy meets the guarantee requirements.

FLEXIBILITY -- This Policy is designed to be flexible to help meet your specific life insurance needs. You have the flexibility to choose death benefit options, guarantees, investment options, and the amount and timing of the Premium Payments you make.

INVESTMENT CHOICES -- You may elect to invest in nine total Investment Choices. You may choose from forty Sub-Accounts, the Fixed Account, and the Guaranteed Benefit Account.

GUARANTEED WITHDRAWAL BENEFIT -- This benefit is an option that can be elected for an additional charge. If elected, the benefit promises, as long as certain conditions are met, that you may take periodic withdrawals from your Policy that are guaranteed to equal the amount you invest in certain Investment Choices.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the Policy for cancellation after you receive it.

LOANS -- You may take a loan on the Policy using the Policy to secure the loan.

TAX BENEFITS -- In most cases, you are not taxed on earnings until you take earnings out of the Policy.

RIDERS AND OTHER BENEFITS -- You may select from a variety of riders and other benefits that are available at this time.

RISKS OF YOUR POLICY

THIS IS A BRIEF DISCUSSION OF THE RISKS OF YOUR POLICY. EACH RISK IS DISCUSSED IN MORE DETAIL IN THE RELATED SECTION OF THIS PROSPECTUS. IN ADDITION, YOU MAY REQUEST A FREE PERSONALIZED ILLUSTRATION OF THIS POLICY WHICH WILL PROVIDE YOU WITH INFORMATION ABOUT HOW THE DEATH BENEFITS, CASH SURRENDER VALUES AND OTHER BENEFITS OF THIS POLICY MAY PERFORM IN CERTAIN SITUATIONS.

GUARANTEED BENEFIT ACCOUNT -- Transfers from the Guaranteed Benefit Account may affect the guarantees available in your Policy or may cause your Policy to lapse.

INVESTMENT PERFORMANCE -- The value of your Policy will fluctuate with the performance of the Sub-Accounts you choose. In your Investment Account, the Sub-Accounts may decline in value, or they may not perform to your expectations. Assets in the Sub-Accounts are not guaranteed. You bear the investment risk of any Account Value in the Sub-Accounts. A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The Policy is designed for long term financial planning. You should not purchase the Policy if you will need the Premium Payment in a short time period.

RISK OF LAPSE -- Your Policy could terminate, or "lapse", if the value of the Policy becomes too low to support the Policy's monthly charges and the Benefit Guarantee is not available. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the Policy from terminating.

GUARANTEE WITHDRAWAL BENEFIT -- If you take more withdrawals than the benefit allows or you don't meet the other conditions of the benefit, you can lose or reduce your benefit and the guarantees that go with it.

WITHDRAWAL LIMITATIONS -- One partial withdrawal is allowed each month. The minimum allowed is $500, and the maximum allowed is the Cash Surrender Value minus $1,000. Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, and are subject to a withdrawal charge.

WITHDRAWAL RISKS -- Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, and are subject to a withdrawal charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on the Policy's Account Value, and will reduce the death proceeds.

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the Policy, and you may be subject to a 10% penalty tax. There could be significant adverse tax consequences if the Policy should lapse or be surrendered when there are loans outstanding.

6                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

This table describes the maximum fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your Policy.

TRANSACTION FEES


       CHARGE                WHEN DEDUCTED            AMOUNT DEDUCTED
Premium Charge (1)      When you make a Premium   MAXIMUM CHARGE
                        Payment                   8% of each premium
                                                  payment. In Oregon, the
                                                  maximum is 10% of each
                                                  premium payment.
Tax Charge              When you make a Premium   A percent of premium
                        Payment                   which varies by your
                                                  state and municipality
                                                  of residence. The range
                                                  of tax charge is
                                                  generally between 0%
                                                  and 4%.This rate will
                                                  change if your state or
                                                  municipality changes
                                                  its tax charges. It may
                                                  change if you change
                                                  your state or
                                                  municipality of
                                                  residence.
Surrender Charge (2)    If you surrender your     MINIMUM CHARGE
                        policy:                   $10.00 per $1,000 of
                        -  During the first 14    initial Face Amount for
                           Policy Years           a 10 year-old female.
                        -  Within 14 years of     MAXIMUM CHARGE
                           an increase in your    $33.00 per $1,000 of
                           Face Amount; or        initial Face Amount for
                        -  Within 14 years of     a 85 year-old male
                           an increase in your    smoker.
                           Face Amount under      CHARGE FOR A
                           the Cost of Living     REPRESENTATIVE INSURED
                           Adjustment Rider, if   $25.00 per $1,000 of
                           elected                initial Face Amount for
                                                  a 50 year-old male
                                                  non-smoker.
Transfer Charge         When you make a           $25 per transfer.*
                        transfer after the
                        first transfer in any
                        month.
Withdrawal Charge       When you take a           $10 per withdrawal.*
                        withdrawal.
Accelerated Benefit     When you exercise the     MAXIMUM CHARGE
Rider                   benefit.                  $300
Policy Continuation     When you exercise the     7% of Account Value
Rider                   benefit.


*   Not currently being deducted

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the fees and expenses of the underlying mutual funds you may select.

ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE           WHEN CHARGE IS DEDUCTED       AMOUNT DEDUCTED
Cost of Insurance       Monthly.                  MINIMUM CHARGE
Charges (2)                                       $0.70 per $1,000 of the
                                                  net amount at risk.
                                                  MAXIMUM CHARGE
                                                  $83.33 per $1,000 of
                                                  the net amount at risk.
                                                  CHARGE FOR A
                                                  REPRESENTATIVE INSURED
                                                  $5.16 per $1,000 of the
                                                  net amount at risk for
                                                  a 50-year-old male
                                                  preferred non-smoker in
                                                  the first year.
Asset Charge (3)        Monthly.                  1.00% per year of the
                                                  amounts invested in any
                                                  Sub-Accounts.
Monthly per $1,000      Monthly.                  MINIMUM CHARGE
Charge (2)                                        $2.75 per $1,000 of
                                                  initial Face Amount for
                                                  a 10-year-old female.
                                                  MAXIMUM CHARGE
                                                  $30.00 per $1,000 of
                                                  initial Face Amount for
                                                  a 85-year-old male
                                                  smoker.
                                                  CHARGE FOR A
                                                  REPRESENTATIVE INSURED
                                                  $7.00 per $1,000 of
                                                  initial Face Amount for
                                                  a 50-year-old male
                                                  non-smoker.
Monthly                 Monthly.                  MAXIMUM
Administrative Charge                             $10
Loan Interest           Monthly, if you have      5.0% of Loan
Rate (4)                taken a loan on your      Indebtedness annually
                        Policy.


(1) The maximum premium charge is 8% of each Premium Payment in Policy Years 1 through 20 and 6% of each Premium Payment in Policy Years 21 or more.

(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.


(3) The maximum asset charge is 0.50% per year of the amounts invested in the Sub-Accounts for policy year 16 and after.



(4) During Policy Years 1 - 10 the Loan Interest Rate is 5.0% for all Policy Loans. During Policy Years 11 and later the maximum Loan Interest Rate is 3.25% for preferred loans and 4.25% for non preferred loans. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.0%.

HARTFORD LIFE INSURANCE COMPANY                                                7
--------------------------------------------------------------------------------

ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES -- CONTINUED


    RIDER CHARGES       WHEN CHARGE IS DEDUCTED       AMOUNT DEDUCTED
Guaranteed Withdrawal   Monthly.                  MAXIMUM CHARGE
Benefit Rider                                     .75% of Account Value
                                                  invested in the
                                                  Eligible Investment
                                                  Choices.
                                                  CURRENT CHARGE
                                                  .50% of Account Value
                                                  invested in the
                                                  Eligible Investment
                                                  Choices.
Waiver of Specified     Monthly.                  MINIMUM CHARGE
Amount Disability                                 $0.04 per $1 of
Benefit Rider (1)                                 specified amount for a
                                                  20-year-old male in the
                                                  first year.
                                                  MAXIMUM CHARGE
                                                  $0.20 per $1 of
                                                  specified amount for a
                                                  64-year-old female in
                                                  the first year.
                                                  CHARGE FOR A
                                                  REPRESENTATIVE INSURED
                                                  $0.09 per $1 of
                                                  specified amount for a
                                                  50-year-old male in the
                                                  first year.
Term Insurance          Monthly.                  MINIMUM CHARGE
Rider (1)                                         $0.70 per $1,000 of the
                                                  net amount at risk for
                                                  a 10-year-old female
                                                  preferred non-smoker in
                                                  the first year.
                                                  MAXIMUM CHARGE
                                                  $179.44 per $1,000 of
                                                  the net amount at risk
                                                  for an 85-year-old male
                                                  smoker in the first
                                                  year.
                                                  CHARGE FOR
                                                  REPRESENTATIVE INSURED
                                                  $5.16 per $1,000 of the
                                                  net amount at risk for
                                                  a 50-year-old male
                                                  preferred non-smoker in
                                                  the first year.
Accidental Death        Monthly.                  MINIMUM CHARGE
Benefit Rider (1)                                 $0.083 per $1,000 of
                                                  the net amount at risk
                                                  for a 10-year-old in
                                                  the first year.
                                                  MAXIMUM CHARGE
                                                  $0.18 per $1,000 of the
                                                  net amount at risk for
                                                  a 60-year-old in the
                                                  first year.
                                                  CHARGE FOR A
                                                  REPRESENTATIVE INSURED
                                                  $0.128 per $1,000 of
                                                  the net amount at risk
                                                  for a 50-year-old in
                                                  the first year.
Monthly Deduction       Monthly.                  MINIMUM CHARGE
Amount Waiver                                     6.9% of the monthly
Rider (1)                                         deduction amount for a
                                                  20-year-old male
                                                  preferred non-smoker in
                                                  the first year.
                                                  MAXIMUM CHARGE
                                                  33.3% of the monthly
                                                  deduction amount for a
                                                  55-year-old female in
                                                  the first year.
                                                  CHARGE FOR A
                                                  REPRESENTATIVE INSURED
                                                  12.6% of the monthly
                                                  deduction amount for a
                                                  50-year old male
                                                  preferred non-smoker in
                                                  the first year.
Child Rider             Monthly.                  The fee is $0.50 per
                                                  $1,000 of Child Rider
                                                  coverage


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

The next table describes the fees and expenses that you will pay periodically if you are invested in any of the Sub-Accounts during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds. Actual fees and expenses for the underlying Funds vary daily. Because of this, the fees and expenses for any given day may be greater than or less than the Total Annual Fund Operating Expenses listed below, on an annualized basis. A more detailed description of each Fund's fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES

This table shows the expenses that are deducted from Policy values allocated to the underlying Funds in the Investment Account:

                                                           MINIMUM      MAXIMUM
---------------------------------------------------------------------------------
Total Fund Operating Expenses                               0.44%        2.21%
---------------------------------------------------------------------------------

8                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END
                        (AS A PERCENTAGE OF NET ASSETS)


                                                                                TOTAL ANNUAL
                                                                                    FUND
                                                                                  OPERATING
                                                                                  EXPENSES
                                                         12B-1                     (BEFORE                        TOTAL
                                                      DISTRIBUTION               CONTRACTUAL     CONTRACTUAL      ANNUAL
                                                         AND/OR                  FEE WAIVERS     FEE WAIVERS       FUND
                                         MANAGEMENT    SERVICING      OTHER      OR EXPENSE      OR EXPENSE     OPERATING
                                            FEES          FEES       EXPENSES   REIMBURSEMENTS) REIMBURSEMENTS   EXPENSES
--------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund --
  Class 2                                  0.40%         0.25%        0.02%         0.67%            N/A          0.67%
--------------------------------------------------------------------------------------------------------------------------
American Funds Blue Chip Income and
  Growth Fund -- Class 2 (1)               0.50%         0.25%        0.01%         0.76%            N/A          0.76%
--------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund -- Class 2        0.45%         0.25%        0.02%         0.72%            N/A          0.72%
--------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund --
  Class 2                                  0.66%         0.25%        0.04%         0.95%            N/A          0.95%
--------------------------------------------------------------------------------------------------------------------------
American Funds Global Small
  Capitalization Fund -- Class 2           0.80%         0.25%        0.03%         1.08%            N/A          1.08%
--------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund -- Class 2      0.37%         0.25%        0.02%         0.64%            N/A          0.64%
--------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund --
  Class 2                                  0.33%         0.25%        0.01%         0.59%            N/A          0.59%
--------------------------------------------------------------------------------------------------------------------------
American Funds International Fund --
  Class 2                                  0.57%         0.25%        0.06%         0.88%            N/A          0.88%
--------------------------------------------------------------------------------------------------------------------------
American Funds New World Fund --
  Class 2                                  0.85%         0.25%        0.07%         1.17%            N/A          1.17%
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund --
  Series I                                 0.73%          N/A         0.34%         1.07%            N/A          1.07%
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund --
  Series I                                 0.61%          N/A         0.24%         0.85%            N/A          0.85%
--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income
  Portfolio (2)                            0.48%         0.00%        0.09%         0.57%            N/A          0.57%
--------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund --
  Class 2 (3)                              0.60%         0.25%        0.20%         1.05%            N/A          1.05%
--------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value Securities
  Fund -- Class 2 (4)                      0.57%         0.25%        0.19%         1.01%           0.02%         0.99%
--------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund -- Class IA     0.63%          N/A         0.04%         0.67%            N/A          0.67%
--------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund -- Class IA         0.47%          N/A         0.03%         0.50%            N/A          0.50%
--------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS
  Fund -- Class IA                         0.64%          N/A         0.05%         0.69%            N/A          0.69%
--------------------------------------------------------------------------------------------------------------------------
Hartford Disciplined Equity HLS
  Fund -- Class IA                         0.73%          N/A         0.05%         0.78%            N/A          0.78%
--------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS
  Fund -- Class IA                         0.65%          N/A         0.04%         0.69%            N/A          0.69%
--------------------------------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS
  Fund -- Class IA                         0.62%          N/A         0.02%         0.64%            N/A          0.64%
--------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund -- Class IA        0.40%          N/A         0.04%         0.44%            N/A          0.44%
--------------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities
  HLS Fund -- Class IA                     0.73%          N/A         0.10%         0.83%            N/A          0.83%
--------------------------------------------------------------------------------------------------------------------------
Hartford International Small Company
  HLS Fund -- Class IA                     0.85%          N/A         0.38%         1.23%            N/A          1.23%
--------------------------------------------------------------------------------------------------------------------------
Hartford MidCap Value HLS Fund --
  Class IA                                 0.79%          N/A         0.04%         0.83%            N/A          0.83%
--------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund --
  Class IA                                 0.45%          N/A         0.04%         0.49%            N/A          0.49%
--------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS
  Fund -- Class IA                         0.45%          N/A         0.04%         0.49%            N/A          0.49%
--------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund --
  Class IA                                 0.72%          N/A         0.04 %        0.76%            N/A          0.76%
--------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund -- Class IA        0.46%          N/A         0.03%         0.49%            N/A          0.49%
--------------------------------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS
  Fund -- Class IA                         0.68%          N/A         0.03%         0.71%            N/A          0.71%
--------------------------------------------------------------------------------------------------------------------------

HARTFORD LIFE INSURANCE COMPANY                                                9
--------------------------------------------------------------------------------


                                                                                TOTAL ANNUAL
                                                                                    FUND
                                                                                  OPERATING
                                                                                  EXPENSES
                                                         12B-1                     (BEFORE                        TOTAL
                                                      DISTRIBUTION               CONTRACTUAL     CONTRACTUAL      ANNUAL
                                                         AND/OR                  FEE WAIVERS     FEE WAIVERS       FUND
                                         MANAGEMENT    SERVICING      OTHER      OR EXPENSE      OR EXPENSE     OPERATING
                                            FEES          FEES       EXPENSES   REIMBURSEMENTS) REIMBURSEMENTS   EXPENSES
--------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- New Discovery
  Series -- Initial Class                  0.90%          N/A         0.14%         1.04%            N/A          1.04%
--------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- Total Return
  Series -- Initial Class                  0.75%          N/A         0.09%         0.84%            N/A          0.84%
--------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities
  Fund -- Class IB (5)(6)                  0.65%         0.25%        1.31%         2.21%           0.91%         1.30%
--------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund --
  Class IB (5)(6)                          0.65%         0.25%        0.67%         1.57%           0.27%         1.30%
--------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund --
  Class IB                                 0.77%         0.25%        0.15%         1.17%            N/A          1.17%
--------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund --
  Class IB                                 0.48%         0.25%        0.05%         0.78%            N/A          0.78%
--------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund -- Class IB      0.67%         0.25%        0.11%         1.03%            N/A          1.03%
--------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund -- Class IB          0.59%         0.25%        0.09%         0.93%            N/A          0.93%
--------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund --
  Class IB                                 0.76%         0.25%        0.18%         1.19%            N/A          1.19%
--------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund --
  Class IB                                 0.59%         0.25%        0.08%         0.92%            N/A          0.92%
--------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund -- Class IB         0.55%         0.25%        0.07%         0.87%            N/A          0.87%
--------------------------------------------------------------------------------------------------------------------------


(1) Capital Research and Management Company voluntarily reduced fees for investment advisory services. With this fee waiver, the Total Annual Fund Operating Expense for this Fund would be 0.74%.

(2) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the "Total Annual Fund Operating Expenses" for the fund would be: 0.62% for Fidelity VIP Asset Manager Portfolio; 0.65% for Fidelity VIP Contrafund-Registered Trademark- Portfolio; 0.56% for Fidelity VIP Equity-Income Portfolio; 0.86% for Fidelity VIP Overseas Portfolio. These offsets may be discontinued at any time.

(3) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.


(4) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in Franklin Templeton Money Fund. This reduction is required by the Board of Trustees and an order of the Securities and Exchange Commission.



(5) Expenses represent estimates for the Fund's current fiscal year, which ends on December 31, 2004.



(6) In order to limit the expenses of Putnam VT Capital Opportunities Fund and Putnam VT Equity Income Fund, Putnam Management has agreed to limit each fund's compensation (and, to the extent necessary, bear other expenses of each fund) through December 31, 2004.

10                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

ABOUT US

HARTFORD LIFE INSURANCE COMPANY

Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

                                     EFFECTIVE DATE
           RATING AGENCY               OF RATING     RATING            BASIS OF RATING
------------------------------------------------------------------------------------------------
 A.M. Best and Company, Inc.             7/17/03       A+    Financial strength
------------------------------------------------------------------------------------------------
 Standard & Poor's                      12/01/03      AA-    Financial strength
------------------------------------------------------------------------------------------------
 Fitch                                   1/09/04      AA     Financial strength
------------------------------------------------------------------------------------------------

These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

SEPARATE ACCOUNT VL I

The Sub-Accounts of the Investment Account are subdivisions of our separate account, called Separate Account VL I. The Separate Account exists to keep your life insurance Policy assets separate from our company assets. As such, the investment performance of the Separate Account is independent from the investment performance of Hartford's other assets. Hartford's other assets are utilized to pay our insurance obligations under the Policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any other liability of Hartford.

THE FIXED ACCOUNT AND THE GUARANTEED BENEFIT ACCOUNT
--------------------------------------------------------------------------------

You may allocate some or all of your Net Premium Payments or transfer Account Values to the Fixed Account available in the Investment Account or the Guaranteed Benefit Account.

IMPORTANT INFORMATION YOU SHOULD KNOW -- This portion of the prospectus relating to the Fixed Account and the Guaranteed Benefit Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account and the Guaranteed Benefit Account are not registered as an investment company under the 1940 Act. The Fixed Account and the Guaranteed Benefit Account or any of their interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the Fixed Account or the Guaranteed Benefit Account. The following disclosure about the Fixed Account and the Guaranteed Benefit Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

Net Premium Payments allocated and Policy Values transferred to the Fixed Account or the Guaranteed Benefit Account become a part of Hartford's General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. These assets are subject to the creditors of Hartford.

We guarantee that we will credit interest at a rate of not less than 3% per year compounded annually, to amounts you allocate to the Fixed Account and Guaranteed Benefit Account. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Account and the Guaranteed Benefit Account interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, surrenders or transfers from the Fixed Account and Guaranteed Benefit Account on a "first-in first-out" basis.


IMPORTANT -- Any interest credited to amounts you allocate to the Fixed Account or the Guaranteed Benefit Account in excess of 3% per year will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Account or the Guaranteed Benefit Account may not exceed the minimum guarantee of 3% for any given year.

HARTFORD LIFE INSURANCE COMPANY                                               11
--------------------------------------------------------------------------------

THE FUNDS

The Sub-Accounts purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These underlying Funds which we call the Funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the Funds. Since each Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying prospectuses for the Funds, and the Funds' Statements of Additional Information, which may be ordered from us. The Funds' prospectuses should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:

AIM V.I. MID CAP CORE EQUITY FUND -- Seeks long-term growth of capital. Invests, normally, at least 80% of its assets in equity securities, including convertible securities of mid-capitalization companies.

AIM V.I. PREMIER EQUITY FUND -- Seeks long-term growth of capital with income as a secondary objective. Invests, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities.

AMERICAN FUNDS ASSET ALLOCATION FUND -- Seeks high total return, including income and capital gains, consistent with the preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term debt securities, and money market instruments.

AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND -- Seeks to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the Standard & Poor's 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities.

AMERICAN FUNDS BOND FUND -- Seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

AMERICAN FUNDS GLOBAL GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers located around the world.

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND -- Seeks long-term growth of capital by investing primarily in equity securities of smaller companies located around the world that typically have market capitalizations of $50 million to $2 billion.

AMERICAN FUNDS GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks which demonstrate the potential for appreciation.

AMERICAN FUNDS GROWTH-INCOME FUND -- Seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

AMERICAN FUNDS INTERNATIONAL FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers domiciled outside of the United States.

AMERICAN FUNDS NEW WORLD FUND -- Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds with exposure to these countries.

FRANKLIN SMALL CAP VALUE SECURITIES FUND -- Seeks long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small-cap) companies. For this Fund, small-cap companies are those companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) not exceeding $2.5 billion, at the time of purchase.

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total return. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies. Sub-advised by Hartford Investment Management Company.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD DISCIPLINED EQUITY HLS FUND -- Seeks growth of capital and current income. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital. Sub-advised by Wellington Management.

HARTFORD GROWTH OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by Hartford Investment Management Company.

12                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND -- Seeks capital appreciation. Sub-advised by Wellington Management.


HARTFORD MIDCAP VALUE HLS FUND (Closed to any Policy issued on or after August 2, 2004.) -- Seeks long-term capital appreciation. Sub-advised by Wellington Management.


HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by Hartford Investment Management Company.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by Hartford Investment Management Company.


HARTFORD SMALL COMPANY HLS FUND (Closed to any Policy issued on or after August 2, 2004.) -- Seeks growth of capital. Sub-advised by Wellington Management.


HARTFORD STOCK HLS FUND -- Seeks long-term growth of capital, with income as a secondary consideration. Sub-advised by Wellington Management.

HARTFORD VALUE OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

MFS-REGISTERED TRADEMARK- NEW DISCOVERY SERIES -- Seeks capital appreciation.

MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES -- Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

MUTUAL SHARES SECURITIES FUND -- Seeks capital appreciation, with income as a secondary goal, by normally investing at least 65% of its total assets in U.S. equity securities that the manager believes are undervalued, including those of small capitalization companies, undervalued stocks, restructuring companies, and distressed companies.

PUTNAM VT CAPITAL OPPORTUNITIES FUND -- Seeks long-term growth of capital. The fund pursues its goal by investing mainly in common stocks of U.S. companies that Putnam Management believes have favorable investment potential.

PUTNAM VT EQUITY INCOME FUND -- Seeks current income. Capital growth is a secondary objective when consistent with seeking current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in common stocks and other equity investments that offer potential for current income.

PUTNAM VT GLOBAL EQUITY FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments.

PUTNAM VT GROWTH AND INCOME FUND -- Seeks capital growth and current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

PUTNAM VT HIGH YIELD FUND -- Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund pursues its goal by investing mainly in bonds that (a) are obligations of U.S. companies, (b) are below investment-grade in quality (junk bonds) and (c) have intermediate to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in securities rated below investment grade.

PUTNAM VT INCOME FUND -- Seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund pursues its goal by investing mainly in bonds that (a) are obligations of companies and governments worldwide denominated in U.S. dollars, (b) are either investment-grade or below investment-grade (junk bonds) and (c) have intermediate to long-term maturities (three years or longer).

PUTNAM VT INTERNATIONAL EQUITY FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies outside the United States that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund's net assets in equity investments.

PUTNAM VT NEW OPPORTUNITIES FUND -- Seeks long-term capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.

PUTNAM VT VOYAGER FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- Seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500-SM- Index.

INVESTMENT ADVISORS -- The AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Premier Equity Fund are portfolios of A I M Variable Insurance Funds, which is a registered open-end management investment company. A I M Advisors, Inc. serves as the investment adviser for these Funds.

American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund,

HARTFORD LIFE INSURANCE COMPANY                                               13
--------------------------------------------------------------------------------
American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund and American Funds New World Fund are all part of American Funds Insurance Series. American Funds Insurance Series is a fully managed, diversified, open-end investment company organized as a Massachusetts business trust in 1983. American Funds Insurance Series offers three classes of fund shares: Class 1 shares, Class 2 shares and Class 3 shares. This policy invests only in Class 2 shares of American Funds Insurance Series. The investment adviser for each of the funds of American Funds Insurance Series is Capital Research and Management Company located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc.

Franklin Small Cap Value Securities Fund and Mutual Shares Securities Fund are all part of the Franklin Templeton Variable Insurance Products Trust. The Franklin Templeton Variable Insurance Products Trust is an open-end managed investment company which was organized as a Massachusetts business trust on April 26, 1988. Franklin Templeton Variable Insurance Products Trust currently offers Class 1 and Class 2 shares. Class 2 shares of each Fund are available in this policy. The investment manager of the Franklin Small Cap Value Securities Fund is Franklin Advisory Services, LLC (Advisory Services) located at One Parker Plaza, Fort Lee, New Jersey 07024. The investment manager of Mutual Shares Securities Fund is Franklin Mutual Advisers, LLC, located at 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund are series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.

Hartford Growth Opportunities HLS Fund and Hartford Value Opportunities HLS Fund are series of Hartford HLS Series Fund II, Inc., which was formerly known as Fortis Series Fund, Inc. Prior to May 1, 2002, these Funds were named, respectively, Growth Stock Series and Value Series.

The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this policy.

MFS-Registered Trademark- New Discovery Series and MFS-Registered Trademark-Total Return Series are series of the MFS-Registered Trademark- Variable Insurance Trust-SM-. The MFS Variable Insurance Trust-SM- is a professionally managed open-end management investment company. The MFS Variable Insurance Trust-SM- is registered as a Massachusetts business trust. MFS Investment Management-Registered Trademark- serves as the investment adviser to each of the Series of the MFS-Registered Trademark- Variable Insurance Trust-SM-. MFS Investment Management-Registered Trademark- is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Putnam Sub-Accounts purchase shares of Putnam Variable Trust, an open-end series investment company with multiple portfolios ("Funds"). Putnam Investment Management, LLC. ("Putnam Management") serves as the investment manager for the Funds. Putnam Management is ultimately controlled by Marsh & McLennan
Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

Fidelity Management & Research Company ("FMR") is the investment adviser for the Fidelity VIP Equity-Income Portfolio.

INFORMATION RELATING TO THE FUNDS

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the prospectuses for the Funds.

VOTING RIGHTS -- For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to vote the shares held for your benefit by those Sub-Accounts. We will arrange for the handling and tallying of proxies received from you or other Policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative and distribution services and the Funds pay fees to Hartford that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution

14                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
and/or servicing plan adopted by a fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

We may make certain changes to the Sub-Accounts offered through this Policy. We may, in our sole discretion, establish new Sub-Accounts and may make these new Sub-Accounts available to existing Policy Owners. We may also close one or more Sub-Account to additional Net Premium Payments or transfers of Account Value.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

We deduct charges for your Policy either from your Premium Payment each time you make a Premium Payment, on a monthly basis from your Account Value when you choose to Surrender the Policy or under certain circumstances when you make withdrawals from your Policy. All the charges deducted by Hartford are designed to cover the costs of offering the Policy's benefits and the costs of distributing, issuing and administering the Policy, including a reasonable profit for Hartford. If these charges do not cover our expenses, we make up the difference. If these charges are more than our actual expenses, we keep the difference.

Your Account Value decreases due to the deduction of Policy charges.


         CHARGE                    DEDUCTED FROM                    DEDUCTED WHEN
Premium Charge             Premium Payments                 When Premium Payments are made
Premium Tax                Premium Payments                 When Premium Payments are made
Cost of Insurance          That portion of the charge       Monthly, as part of the
                           related to guarantees is         Monthly Deduction Amount
                           deducted from the Guaranteed
                           Benefit Account and the
                           portion of the charge related
                           to non-guarantees is deducted
                           from the Investment Account
Monthly Administrative     First from the Guaranteed        Monthly, as part of the
Charge                     Benefit Account then from the    Monthly Deduction Amount
                           Investment Account
Monthly Per $1,000         That portion of the charge       Monthly, as part of the
Charge                     related to guarantees is         Monthly Deduction Amount
                           deducted from the Guaranteed
                           Benefit Account and the
                           portion of the charge related
                           to non-guarantees is deducted
                           from the Investment Account
Asset Charge               Sub-Accounts                     Monthly, as part of the
                                                            Monthly Deduction Amount
Rider Charges              That portion of the charge       Monthly, as part of the
                           related to guarantees is         Monthly Deduction Amount
                           deducted from the Guaranteed
                           Benefit Account and the
                           portion of the charge related
                           to non-guarantees is deducted
                           from the Investment Account
Charges for the Funds      Sub-Accounts                     Daily, any amounts invested in
                                                            the Sub-Accounts
Surrender Charges          Pro Rata from the Investment     When the Policy is surrendered
                           Account and Guaranteed Benefit
                           Account
Withdrawal Charge          The amount withdrawn             When withdrawals are taken
Transfer Charge*           Pro Rata from Account Value      After the first transfer each
                                                            month

*   Currently not being deducted by Hartford.

DEDUCTIONS FROM PREMIUM

Before your Premium Payment is allocated to the Sub-Accounts, Fixed Account, or the Guaranteed Benefit Account, we deduct a percentage for a premium charge and tax charges.

The maximum premium charge is 8% of Premium Payments in Policy Years 1 through 20 and 6% thereafter. The current premium charge is 8% of Premium Payments in the first Policy Year and 4% thereafter. In Oregon, the maximum premium charge is 10% in Policy Years 1 through 20 and 8% thereafter. The current charge in Oregon in the first Policy Year is 10% of Premium Payments and 6% thereafter. The premium charge is used to cover expenses related to the sale and distribution of the policies.

The tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of these charges generally is between 0% and 4% of Premium Payments.

DEDUCTIONS FROM ACCOUNT VALUE

At the beginning of each month we will deduct an amount from your Account Value to pay for administration and the benefits provided by your Policy. This amount is called the Monthly Deduction Amount. The day we deduct these charges is called the
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Monthly Deduction Date. The Monthly Deduction Amount is made up of the following charges:

1.  COST OF INSURANCE.

The charge for the cost of insurance is a formula based on a number of factors such as your age, gender, and risk class. We multiply your charge for cost of insurance by the "amount at risk". The amount at risk is calculated on the Monthly Deduction Date and is equal to your Death Benefit minus your Account Value. The "amount at risk" may be affected by the amount and timing of Premium Payments, investment performance of the Sub-Account, fees and charges assessed, Policy Loans and changes to the Face Amount. We determine the amount at risk before we deduct the Monthly Deduction Amount. Finally, we divide that sum by 1,000.

Cost of insurance rates will be determined on every Policy Anniversary and will be based on our future expectations of factors such as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your Policy, however, we reserve the right to use rates less than those shown in the table. The maximum rates that can be charged are on the Policy Specification pages of the contract. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The cost of insurance will be based on the Insured's substandard rating.

Any changes in the cost of insurance rates will be made uniformly for all Insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured's health.

Because your Account Value and Death Benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date.

2.  THE MONTHLY ADMINISTRATIVE CHARGE.


We deduct a Monthly Administrative Charge from your Account Value to help offset the costs of issuing and administering the Policy. The current Monthly Administrative Charge is $10.00 for Policies with initial Face Amounts of less than $100,000. The current Monthly Administrative Charge for Policies with initial Face Amounts equal to or more than $100,000 is $7.50. The maximum Monthly Administrative Charge is $10.00.


3.  THE MONTHLY PER $1,000.

This charge is assessed based on your initial Face Amount and certain subsequent increases in your Face Amount. The charge is deducted for 3 years after you purchase your Policy. If you have an unscheduled increase in Face Amount, then we deduct the charge for 3 years after the increase. The charge is also deducted for 3 years if your Face Amount increases as a result of having the Cost of Living Adjustment Rider.

The Monthly Per $1,000 Charge is individualized based on the Insured's initial Face Amount, issue age or age at time of an increase in Face Amount, sex and insurance class.

4.  ASSET CHARGE


This charge is based on amounts in the Sub-Accounts. If you have not allocated any net Premium Payments or transferred any Account Value to the Sub-Accounts, you have no Asset Charge. The charge is described as an annual charge, but is deducted monthly. The Asset Charge inlcuded in your Monthly Deduction Amount is made up of 1/12 of the Asset Charge. The maximum and current Asset Charge is 1.00% of the Account Value in the Sub-Accounts for the first 15 Policy Years. The maximum charge in Policy Years 16 and beyond is 0.50% of the Account Value in the Sub-Accounts. The current charge in Policy Years 16 and beyond is 0.25% of the Account Value in the Sub-Accounts.


This charge is designed to compensate us for mortality and expense risks assumed under the Policy. The mortality risk that Hartford assumes is that the cost of insurance charges and other charges may be insufficient to meet actual claims. In that case, Hartford would make up the difference. The expense risk that Hartford assumes is that the expenses incurred in issuing, distributing and administering the policies may be less than the administrative charges and sales loads collected by Hartford. Again, if that is the case, Hartford would make up any differences. If these expenses turn out to be less than the amounts collected, Hartford keeps the difference.

5.  RIDER CHARGES

If your Policy includes benefits that are added to the Policy through the use of one or more Policy riders, a charge for those riders is deducted from your Account Value as part of the Monthly Deduction Amount. These riders are described later in this Prospectus and the charges to be deducted are set forth in the Fee Table.

CALCULATING THE MONTHLY DEDUCTION AMOUNT:

To determine the Monthly Deduction Amount we separately calculate the charges associated with the guaranteed benefits and the non-guaranteed benefits of your Policy.

To calculate the charges associated with the guaranteed benefits we take:

- the Monthly Administrative Charge, plus

- the portion of the Cost of Insurance Charge attributable to the Guaranteed Death Benefit Amount, plus

- the portion of the Per $1,000 Charge attributable to the Guaranteed Death Benefit Amount, plus
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16                                               HARTFORD LIFE INSURANCE COMPANY
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- the charges for any riders that are guaranteed by the Benefit Guarantee, plus

- the portion of the charges for any Waiver of Monthly Deduction attributable to the guaranteed benefits.

The charges associated with the guaranteed benefits are first taken from the Guaranteed Benefit Account. If the Account Value in the Guaranteed Benefit Account is insufficient to cover the charges and the Benefit Guarantee is not available then we will deduct the remaining amount due pro rata from the Investment Account.

If the Account Value in the Guaranteed Benefit Account is insufficient to cover the charges and the Benefit Guarantee is available then we will waive the remaining amount due for the charges associated with the guaranteed benefits.

To calculate the charges associated with the non-guaranteed benefits we take:

- the portion of the Cost of Insurance Charge attributable to the non-guaranteed benefits, plus

- the Asset Charge, plus

- the portion of the Per $1,000 Charge attributable to the non-guaranteed benefits, plus

- the charges for any riders that are not guaranteed by the Benefit Guarantee , plus

- the portion of the charges for any Waiver of Monthly Deduction attributable to non-guaranteed benefits.

The charges associated with the non-guaranteed benefits are first taken from the Investment Account. If the Account Value in the Investment Account is insufficient to cover the charges then we will deduct the remaining amount due from the Guaranteed Benefit Account.

DEDUCTIONS UPON SURRENDER

Surrender charges will be deducted from your Account Value if you surrender your Policy during the first 14 Policy Years, within 14 Policy Years of an unscheduled increase in your Face Amount or within 14 Policy Years of an increase in your Face Amount under the Cost of Living Adjustment Rider, if you elected the rider.

The amount of surrender charge is individualized based on the Insured's age, sex, and insurance class on the date of issue. The surrender charges by Policy Year are shown in your Policy.

WITHDRAWAL CHARGE -- Hartford also deducts a charge for each withdrawal. The maximum and current Withdrawal Charge is $10.00.

CHARGES FOR THE FUNDS

In addition to the charges deducted for insurance, benefits and riders, there is a deduction for the Funds. The Fund's charges are an annual charge that is deducted from your Account Value on a daily basis. The Fund charges include the management fee for the investment management of the Fund, any distribution charge and the expenses related to the Fund. These charges added together equal the Fund's Total Operating Expenses. They are listed in the Fee Table, but for a more detailed discussion, please read the prospectus for each Fund for complete details.

REDUCED CHARGES FOR ELIGIBLE GROUPS

Certain charges and deductions described above may be reduced for policies issued in connection with a specific group or retirement plan. To qualify for a reduction, the plan must satisfy certain criteria in accordance with our rules in effect as of the date the application for the Policy is approved. Factors that we consider include, but are not limited to, the size of the plan, the expected number of participants and anticipated Net Premium Payments from the plan. The amount of reduction and the criteria for qualification may be reflected in a reduced sales effort and administrative costs resulting from sales to plans that meet our criteria. In addition, there may be different mortality experience expected as a result of these types of plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including policy owners already invested in the Separate Account.

GENERAL DESCRIPTION OF THE POLICY
--------------------------------------------------------------------------------

POLICY RIGHTS

POLICY OWNER, OR "YOU" -- As long as your Policy is in force, you may exercise all rights under the Policy while the insured is alive and you have not named an irrevocable beneficiary.

BENEFICIARY -- You name the beneficiary in your application for the Policy. You may change the beneficiary (unless you make the beneficiary irrevocable) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.

ASSIGNMENT -- You may assign your Policy. You must notify us in writing, otherwise, no assignment will be effective against us. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

- the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, Monthly Deduction Amounts and any Policy loans since your last statement;

- the amount of any Policy loans;
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HARTFORD LIFE INSURANCE COMPANY                                               17
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- any notifications required by the provisions of your Policy; and

- and any other information required by the Insurance Department of the state where your Policy was delivered.

RIGHT TO EXAMINE A POLICY -- You have a limited right to cancel your Policy. You may deliver or mail the Policy to us or to the agent from whom it was purchased any time during your "free look" period. Your "free look" period begins on the day you get your Policy and ends ten days later. Some states give you a longer period to cancel. In such event, the Policy will be rescinded and we will pay an amount equal to the greater of:

- The total Premium Payments minus any Policy loan amount not yet repaid, or

- The Account Value minus any Policy loan amount outstanding on the date the Policy is received by us or the agent from whom it was purchased and, minus any deductions under the Policy or charges associated with the Separate Account.

If your Policy is replacing another Policy, your "free look" period and the amount paid to you upon the return of your Policy if you cancel the Policy may vary according to the laws of the state where you purchased the Policy.

POLICY LIMITATIONS
--------------------------------------------------------------------------------

TRANSFERS BETWEEN ACCOUNTS

You may allocate Net Premium Payments or transfer Account Values among all the Investment Choices currently offered. However, at any one time, you may only allocate to or transfer among up to a total of nine Investment Choices, subject to the limitations described below.

Transfers out of the Guaranteed Benefit Account may effect the Benefit Guarantee, please make sure you understand how these transfers may cause your Benefit Guarantee to be recalculated or terminated before you request a transfer.

Transfers out of the Investment Account and/or the Guaranteed Benefit Account may cause problems with the Monthly Deduction Amount charges to be taken from each account, please make sure you understand how these transfers effect the Monthly Deduction Amount before you request a transfer.

SUB-ACCOUNT TRANSFERS AND TRANSFER RESTRICTIONS

TRANSFERS OF ACCOUNT VALUE IN THE SUB-ACCOUNTS -- If you allocate Net Premium Payments or transfer Account Value to the Investment Account, you may transfer amounts among the Fixed Account and the Sub-Accounts. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your agent of record or by your attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states.

We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

You may transfer Account Value once a month without a charge. Although we do not currently do so, we may charge up to $25 for each transfer in excess of one per calendar month. We reserve the right to limit the size of transfers, remaining balances and to limit the number and frequency of transfers.

LIMITATIONS ON TRANSFER OF ACCOUNT VALUES IN THE SUB-ACCOUNTS -- This Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this Policy. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.

Hartford has a Policy for transfers between Sub-Accounts, which is designed to protect Policy Owners from abusive or disruptive trading activity:

You may submit 20 Sub-Account transfers each Policy year for each Policy by U.S. Mail, telephone, or facsimile.

Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

We will apply the procedure to your Policy during each Policy year.

The underlying Funds are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of older variable annuity contracts, we currently only have the ability to restrict transfers to certain Funds and to limit the total annuity contract value invested in any one Fund.
The effect on you may include higher transaction costs or lower performance.
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18                                               HARTFORD LIFE INSURANCE COMPANY
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ABUSIVE TRANSFERS -- Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until the next anniversary of your Policy date ("Policy Anniversary") if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Policy Owners. We will consider the following factors:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies.

After your 20th transfer, or after any time we determine that you are engaging in a pattern of abusive transfers, we will send you a letter notifying you that your transfer privileges have been restricted or terminated, as applicable, until the next Policy Anniversary.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

FIXED ACCOUNT AND GUARANTEED BENEFIT ACCOUNT TRANSFERS AND TRANSFER RESTRICTIONS

If you have allocated Account Value to the Investment Account, you may transfer into or out of the Fixed Account, subject to the restrictions described below.


TRANSFERS FROM THE FIXED ACCOUNT AND GUARANTEED BENEFIT ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account or Guaranteed Benefit Account must occur during the 30-day period following each Policy Anniversary and the maximum amount transferred in any Policy Year will be the greater of $1,000 or 25% of the accumulated value in the Fixed Account or Guaranteed Benefit Account on the date of the transfer.


TRANSFERS BETWEEN THE GUARANTEED BENEFIT ACCOUNT AND THE INVESTMENT
ACCOUNT -- You may transfer Account Values between the Guaranteed Benefit Account and the Investment Account. These transfers are subject to the restrictions relating to transfers from the Fixed Account and those relating to Sub-Account transfers. In addition, transfers from the Guaranteed Benefit Account may affect your Benefit Guarantee.

OTHER LIMITATIONS

DEFERRAL OF PAYMENTS -- We may defer payment of any Cash Surrender Values, withdrawals and loan amounts that do not come from any of the Sub-Accounts for up to six months from the date of the request. If we defer payment for more than 30 days, we will pay you interest. For policies issued in New York, if we defer payment for more than 10 days, we will pay you interest.

MODIFICATION OF POLICY -- The only way the Policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/ or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

HOW THE POLICY WORKS
--------------------------------------------------------------------------------

Before we talk about how your policy works, you should read through the definition section to understand some of the key words and how they are defined in this Prospectus.

ACCOUNT VALUE -- The total of all assets in the Investment Account, Guaranteed Benefit Account and the Loan Account.

ELIGIBLE INVESTMENT CHOICES -- The Investment Choices used to calculate the Benefit Balance under the Guaranteed Withdrawal Benefit. Currently, all Sub-Accounts and the Fixed Account are considered Eligible Investment Choices.

FACE AMOUNT -- An amount we use to determine the death benefit. On the effective date of the Policy, the Face Amount is the initial Face Amount shown in your Policy. The Face Amount may be increased or decreased under the terms of the Policy.

LOAN ACCOUNT -- The account used to collateralize Indebtedness.

INDEBTEDNESS -- The sum of all Policy loans taken plus an interest due or accrued minus any loan repayments.


MONTHLY ACTIVITY DATE -- The day we compute the Monthly Deduction Amount. This occurs on your Policy Anniversary and the same date in each succeeding month as the Policy Anniversary. However, if the Monthly Activity Date falls on a date other

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HARTFORD LIFE INSURANCE COMPANY                                               19
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than a Valuation Day, the Monthly Activity Date will be deemed to be the next
Valuation Day.


NET PREMIUM PAYMENT -- Your Premium Payment minus any premium tax and premium charges.

VALUATION DAY -- Any day the New York Stock Exchange is open for trading. Values of each Sub-Account are determined as of the close of business of the New York Stock Exchange, generally 4:00 p.m. eastern time.

VALUATION PERIOD -- The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

PURCHASING A POLICY

To purchase a Policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the life of an individual called the "Insured". The Insured must be age 85 and under and must supply evidence of insurability acceptable to us. Acceptance of the application is subject to our underwriting rules. We reserve the right to reject an application for any reason. The minimum initial Premium Payment is the amount required to keep the Policy in force for one month, but not less than $50.

Your Policy will be effective on the date we receive all outstanding delivery requirements and the initial Premium Payment. That date is the Policy Date. The Policy Date is the date used to determine all future cyclical transactions for the Policy, such as Monthly Activity Date and Policy Years.

You have the flexibility to determine when and in what amounts you make Premium Payments. Prior to Policy issue, you can choose a planned Premium Payment within a range we determine, based on the Face Amount and the Insured's sex (except where unisex rates apply), issue age and risk classification.

We will send you premium notices for planned Premium Payments. These notices may be sent on an annual, semi-annual or quarterly basis. You may also have Premium Payments automatically deducted monthly from your checking account. The planned Premium Payment and Premium Payment mode you select are shown on your Policy's specifications page. You may change the planned Premium Payment at any time, subject to our minimum payment rules then in effect.

After the first Premium Payment has been made, your subsequent Premium Payments are flexible. The actual amount and frequency of your Premium Payments will affect the Account Value and could affect the amount and duration of insurance provided by the Policy. Your Policy may lapse if the value of your Policy is not sufficient to cover the Monthly Deduction Amounts. If that happens, you may be required to make additional Premium Payments in order to prevent the Policy from terminating. For details see, "Lapse and Reinstatement."

You may make additional Premium Payments at any time prior to the Policy Anniversary following the Insured's 100th birthday, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the Policy in force.

- We reserve the right to refund any excess premiums that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code.

- We reserve the right to require evidence of insurability for any Premium Payment that results in an increase in the death benefit greater than the amount of the Premium Payment.

INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first Policy Year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect. We reserve the right to limit the number of increases or decreases made under a Policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application form and accompanied by your current Policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new Policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Any unscheduled increase will be subject to additional Monthly Per $1,000 Charges, additional cost of insurance charges and additional Surrender Charges, all of which are based on the attained age of the Insured at the time of the increase. We will send you new Policy specification pages describing these charges. A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect.

ALLOCATION OF PREMIUM PAYMENTS

When you make a Premium Payment, we deduct any tax charges or premium charges. Then we allocate that amount or the "Net Premium Payment" to the Accounts according to your instructions. Your initial Net Premium Payment or any subsequent Net Premium Payments allocated to any of the Sub-Accounts of the Investment Account before the end of the Right to Examine Period, will instead be invested in the Hartford Money Market HLS Fund Sub-Account until the end of that period. At the end of the Right to Examine Period or the date we receive the final requirement to put the Policy in force, whichever is later, we will allocate the Account Value in the Hartford Money Market HLS Fund Sub-Account to the other Investment Choices according to your latest instructions.

You may change your Net Premium Payment allocation by notifying us in writing.

Each time you make a Premium Payment, the transaction confirmation sent to you will show how a Net Premium Payment has

20                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
been allocated. Additionally, each quarterly statement summarizes the current Net Premium Payment allocation in effect for your Policy.

ACCUMULATION UNITS AND ACCUMULATION UNIT VALUE -- When Net Premium Payments are credited to the Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Net Premium Payments by the Accumulation Unit Value for that day. The more Premium Payments you make to your Policy, the more Accumulation Units you will have. You decrease the number of Accumulation Units by transferring money out of the Sub-Accounts or settling a death benefit claim.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day. The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of the Fund held in the Sub-Account at the end of the current Valuation Period, including the per share amount of any dividend or capital gain distributions paid by that Fund during that Valuation Period, divided by

- The net asset value per share of the corresponding Fund at the end of the prior Valuation Period.


All valuations in connection with a Policy, such as determining Account Value, Policy Loans, or the calculation of death benefits will be made on the date the request or payment is received by us at the National Service Center, if it is received on a Valuation Day; otherwise they will be done on the next Valuation Day. Requests for Sub-Account transfers or premium payments received on any Valuation Day after the close of the NYSE, or on a non-Valuation Day, will be invested on the next Valuation Day.


ACCOUNT VALUE

Your Account Value is the sum of all your assets allocated to the Sub-Accounts, the Fixed Account, the Benefit Guarantee Account and the Loan Account. Your Account Value changes on a daily basis and will be computed on each Valuation Day. Account Value varies to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account, the Benefit Guarantee Account and the Loan Account, any Monthly Deduction Amount and any withdrawals taken and any Premium Payments made. Amounts allocated to the Sub-Accounts are credited to your Policy on the basis of the Sub-Account value next determined after our receipt of your Net Premium Payment, transfer request, or loan repayment. We will not value Sub-Account assets on days on which the New York Stock Exchange is closed for trading.

THE BENEFIT GUARANTEE

Before we talk about how your Benefit Guarantee works, you should read through the definition section to understand some of the key words and how they are defined in this Prospectus.

GUARANTEED BENEFIT ACCOUNT: Part of Hartford's General Account. You may allocate some or all of your Net Premium Payments to this account. The charges relating to your guarantees in this Policy are deducted from this account. Net Premium Payments that are designated to preserve the Benefit Guarantee are allocated to this account.

BENEFIT GUARANTEE PERIOD: The period you choose for the Benefit Guarantee.

BENEFIT GUARANTEE PREMIUM: The Premium Payments required to keep your Benefit Guarantee in place. However, you are not required to pay the Benefit Guarantee Premium.

CUMULATIVE BENEFIT GUARANTEE PREMIUM: An amount used to determine whether the Benefit Guarantee is available and is your Benefit Guarantee Premium plus any additional 1st Year Benefit Guarantee Premium.

GUARANTEED DEATH BENEFIT AMOUNT: The Guaranteed Death Benefit Amount is a guarantee that regardless of which death benefit option the policy owner selects, the death benefit amount will never be less than the Guaranteed Death Benefit Amount selected by the policy owner. This is found on the specifications page of your Policy.

This Policy offers a Benefit Guarantee, provided you meet the requirements described below. The Benefit Guarantee ensures:

- That the death benefit will at least be equal to the Guaranteed Death Benefit Amount;

- That the Policy's Account Value in the Guaranteed Benefit Account will never be less than zero; and

- That any Riders you select with guaranteed benefits will not lapse.

When you apply for your Policy, you can elect the Benefit Guarantee. You do that by working with your broker or financial consultant to determine your death benefit or other guarantees you would like to receive through this Policy. You then give us information, subject to our minimum rules, including:

- What you would like your Guaranteed Death Benefit Amount to be;

- Which Riders, if any, you would like protected by the Benefit Guarantee;

- How long you would like your Benefit Guarantee Period to be;

- Over what period you would like to fund the Benefit Guarantee; and

- If there are any one-time first year premiums that you are allocating to the Guaranteed Benefit Account.

We then calculate the monthly Benefit Guarantee Premium. This amount is shown on your Policy.

To keep your Benefit Guarantee in place, you have a number of different choices. Since you choose where to invest your Net Premium Payments, you ensure your Benefit Guarantee remains in place by not transferring Account Value in the Guaranteed

HARTFORD LIFE INSURANCE COMPANY                                               21
--------------------------------------------------------------------------------
Benefit Account to the Investment Account or by not taking Policy Loans or withdrawals from the Guaranteed Benefit Account. This Policy is designed to be flexible, so if you want to transfer Account Value to the Investment Account or take a Policy Loan or withdrawal, you may do so. However, to maintain the Benefit Guarantee, your Policy must meet the following requirements. The Benefit Guarantee is available if the Net Credits to the Guaranteed Benefit Account exceed the Cumulative Benefit Guarantee Premium

Net Credits to the Guaranteed Benefit Account equals:

- Premium Payments allocated to the Guaranteed Benefit Account; plus

- Any transfers to the Guaranteed Benefit Account from the Investment Account and from the Loan Account as a result of Loan repayments; minus

- Any withdrawals from the Guaranteed Benefit Account, transfers from the Guaranteed Benefit Account to the Investment Account or to Loan Account as a result of Policy Loans;

- Adjusted for the Monthly Deduction Amount.

All the amounts used to calculate the Net Credits to the Guaranteed Benefit Account are transactions that take place in the current Benefit Guarantee Period.

On the Policy Date, the Cumulative Benefit Guarantee Premium is equal to:

- the monthly Benefit Guarantee Premium shown on your Policy's specifications page; plus

- any Additional 1st Year Benefit Guarantee Premium also shown on your Policy's specifications page.

At the beginning of a new Benefit Guarantee Period, the Cumulative Benefit Guarantee Premium is the monthly Benefit Guarantee Premium calculated for the new Benefit Guarantee Period.

On every other Monthly Activity Date, the Cumulative Benefit Guarantee Premium is:

- the previous Cumulative Benefit Guarantee Premium; plus

- the then current monthly Benefit Guarantee Premium.

We will keep you informed about your Benefit Guarantee. At the end of each Policy Year, during a Benefit Guarantee Period, we will send you a statement with the following information:

- the Net Credits to the Guaranteed Benefit Account;

- the Cumulative Benefit Guarantee Premium,

- whether or not Your Benefit Guarantee is still available.


If the Net Credits to the Guaranteed Benefit Account is less than the Cumulative Benefit Guarantee Premium at the end of two consecutive Policy years, your existing Benefit Guarantee Period will be automatically recalculated. That recalculated period will be based on your then current Guaranteed Death Benefit Amount, Riders protected by the Benefit Guarantee and Monthly Benefit Guarantee Premium. We will send you a notice of the revised period.


If Your Benefit Guarantee Period is recalculated to be less than one month, the Benefit Guarantee will be terminated.

In New York, if the Net Credits to the Guaranteed Benefit Account is less than the Cumulative Benefit Guarantee Premium on any two consecutive policy anniversaries, your Benefit Guarantee will terminate.

At any time, you may request to change elements of your Benefit Guarantee, subject to our minimum rules, then in effect, including:

- What you would like your Guaranteed Death Benefit Amount to be;

- The Riders you would like protected by the Benefit Guarantee;

- How long you would like your Benefit Guarantee Period to be; and

- The period you would like to fund the Benefit Guarantee.

When you ask to make any changes to one or more elements, we will establish a new Benefit Guarantee Period and recalculate the Benefit Guarantee Premium. The change will be effective on the Monthly Activity Date following the date we receive your request. We will send you a summary of the new Benefit Guarantee.

DEATH BENEFITS
--------------------------------------------------------------------------------

Your Policy provides for the payment of the death benefit proceeds to the beneficiary that you name upon receipt of due proof of the death of the Insured. You must notify us in writing as soon as possible after the death of the Insured. The death benefit proceeds payable to the beneficiary equal the death benefit minus any Indebtedness and any due and unpaid Monthly Deduction Amount. The death benefit proceeds depend on the death benefit option you select. You should consult with your broker prior to electing a death benefit option. You may only change your death benefit option on a limited basis and subject to the restrictions described below. Fluctuations in your Account Value may have an effect on your death benefit. If your Policy lapses, no death benefit will be paid.

DEATH BENEFIT OPTIONS -- At the time you purchase your Policy you may choose between four death benefit options available. Options A, B, C and E. Options D and F are not available when you purchase your Policy. You may only change to Options D or F after the first Policy Anniversary. Any election to change to Option D or F is irrevocable and you may not change to another Option. No evidence of insurability is required for any of these changes.

22                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

OPTION A (LEVEL OPTION) -- Under this option, the death benefit is the current Face Amount.

OPTION B (RETURN OF ACCOUNT VALUE OPTION) -- Under this option, the death benefit is the current Face Amount plus the Account Value on the date we receive due proof of the insured's death.


OPTION C (RETURN OF PREMIUM OPTION) -- Under this option, the death benefit is the current Face Amount, plus the total of your Premium Payments. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million. Not available for Policies issued on or after December 30, 2004.


OPTION D (DECREASING OPTION I) -- Under this option, the death benefit is the current Face Amount, plus the lesser of:

- the Account Value on the date we receive due proof of the Insured's death; or

- the Account Value on the date of the change to the death benefit option from Option B (Return of Account Value) to Option D (Decreasing Option) is accepted by us, reduced by any withdrawals.

OPTION E (RETURN OF INVESTMENT ACCOUNT OPTION) -- Under this option, the death benefit equals the Face Amount plus the sum of the following:

- The Account Value in the Investment Account; plus

- The Loan Account Value; adjusted for

- Any transfers to or from the Loan Account to the Guaranteed Benefit Account;
  and

- Any transfers to or from the Guaranteed Benefit Account to the Loan Account. OPTION F (DECREASING OPTION II) -- Under this death benefit option, the death benefit equals the Face Amount plus the lesser of the following:

- The Account Value in the Investment Account plus the Loan Account, adjusted for any transfers to or from the Loan Account to the Guaranteed Benefit Account and any transfers to or from the Investment Account to the Guaranteed Benefit Account.

- The Account Value in the Investment Account and the Loan Account on the date the change to the death benefit option is accepted by us, adjusted for any transfers to or from the Loan Account to the Guaranteed Benefit Account and any transfers to or from the Investment Account to the Guaranteed Benefit Account.

DEATH BENEFIT OPTION CHANGES -- Anytime after the first Policy Anniversary you may change your death benefit option by notifying Us in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request. If the Insured dies before the Monthly Activity Date after we receive your request, we will pay the death benefit as if you had never changed your death benefit option.

We limit the changes to the death benefit option.

- If you elect Option A you may only change to Option B or E.

- If you elect Option B you may only change to Option A, D or E.

- If you elect Option C you may only change to Option A, B, or E.

- If you elect Option E you may only change to Option A, B, or F.

You should consult a tax adviser regarding the possible adverse tax consequences resulting from a change in your death benefit option.

MINIMUM DEATH BENEFIT -- The Policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your Policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the Policy year and insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your Policy.

EXAMPLES OF MINIMUM DEATH BENEFIT

                                      A          B
----------------------------------------------------------
 Face Amount                       $50,000    $50,000
----------------------------------------------------------
 Account Value                      23,000     17,000
----------------------------------------------------------
 Specified Percentage                 250%       250%
----------------------------------------------------------
 Death Benefit Option                Level      Level
----------------------------------------------------------

In Example A, the death benefit equals $57,500, i.e., the greater of $50,000 (the Face Amount) or $57,500 (the Account Value at the date of death of $23,000, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $50,000, i.e., the greater of $50,000 (the Face Amount) or $42,500 (the Account Value of $17,000, multiplied by the specified percentage of 250%).

RIDERS

You may add additional benefits to your Policy by electing one or more of the riders described below. Each rider involves additional costs that depend on the age, sex, and risk class of the insured, and the level of benefit provided by the rider. Each rider is subject to the restrictions and limitations described in the rider.


GUARANTEED WITHDRAWAL BENEFIT RIDER -- The Guaranteed Withdrawal Benefit is an optional benefit that you can elect at policy issue. The Guaranteed Withdrawal Benefit guarantees that you can periodically take amounts from Eligible Investment Choices, regardless of their investment performance, until the

HARTFORD LIFE INSURANCE COMPANY                                               23
--------------------------------------------------------------------------------

sum of the amounts taken equals the amounts you add into those Eligible Investment Choices. If you elect this benefit, the Guaranteed Withdrawal Benefit guarantees that you can take periodic withdrawals equal to the Benefit Balance. The maximum charge for this benefit is 0.75% of Account Value invested in the Sub-Accounts that are Eligible Investment Choices. The current charge is 0.50% of Account Value invested in the Sub-Accounts that are Eligible Investment Choices. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until you Surrender your Policy or we pay a death benefit.



If you purchased your Policy prior to August 2, 2004, the Guaranteed Withdrawal Benefit is an optional benefit that you may elect. You may elect the Guaranteed Withdrawal Benefit until August 1, 2005.


ELIGIBLE INVESTMENT CHOICES

Currently, all Sub-Accounts and the Fixed Account are considered Eligible Investment Choices. We may add, delete or change the Investment Choices that are considered Eligible Investment Choices.

THE BENEFIT BALANCE


The initial Benefit Balance is determined at the time you elect the Guaranteed Withdrawal Benefit and is equal to the Initial Net Premium allocated to the Eligible Investment Choices.



The Benefit Balance can never be more that $5 million dollars.


Once the initial Benefit Balance has been determined, Hartford calculates the maximum payment (the "Benefit Payment") that may be made each Policy Year from the Eligible Investment Choices without automatically resetting the Benefit Balance. The Benefit Payment is equal to 7% of the initial Benefit Balance. If you do not take 7% one year, you may not take more that 7% the next year. The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Balance has been depleted.


If the payments from the Eligible Investment Choices are more than your Benefit Payment in any Policy Year we will reset your Benefit Balance and your Benefit Payment may be reduced. The Benefit Balance will be reset to equal the lesser of:



- the Account Value in the Eligible Investment Choices immediately following the payment; or



- the Benefit Balance immediately prior to the payment, minus the payment.



If the Benefit Balance is reset, the Benefit Payment will be recalculated to equal the lesser of:



- The current Benefit Payment;



- The greater of 7% of the reset Benefit Balance or 7% of the Account Value in the Eligible Investment Choices immediately following the payment; or



- The reset Benefit Balance.



For the purposes of the rider, payments from the Eligible Investment Choices include:



- Withdrawals from the Eligible Investment Choices;



- Transfers from the Eligible Investment Choices that are allocated to either the Guaranteed Benefit Account, the Loan Account, or Investment Choices that are NOT Eligible Investment Choices;



- Policy charges deducted from the Eligible Investment Choices except for the charge for this rider and the Asset Charge; or



- Benefit Payments made to you when there is no value in the Eligible Investment Choices.


However, in no event will the Benefit Balance be less than zero.


The Benefit Balance and the Benefit Payment are increased when you make subsequent Premium Payments or transfers into the Eligible Investment Choices.



The Benefit Balance is increased by:



- The amount of any subsequent Net Premium allocated to the Eligible Investment Choices; and



- Any transfer into the Eligible Investment Choices from the Guaranteed Benefit Account, the Loan Account or any Investment Choice that is not an Eligible Investment Choice.



The increase in the Benefit Payment is equal to 7% of the increase in the Benefit Balance.


Any time after the 5th year the Guaranteed Withdrawal Benefit has been in effect or 5 years since the last "step up", you may elect to "step up" the benefit. If you choose to "step up" the benefit, Your Benefit Balance is recalculated to equal your Account Value in the Eligible Investment Choices. Your Benefit Payment then becomes 7% of the new Benefit Balance, or your current Benefit Payment if greater. You cannot elect to "step up" if your current Benefit Balance is higher than your Account Value in the Eligible Investment Choices.

We currently allow you to "step up" on any day after the 5th year the benefit has been in effect or 5 years since the last "step up", however, in the future we may only allow a "step up" to occur on your Policy Anniversary. We reserve the right to limit or restrict your ability to step-up the Benefit Balance.


If there is no Account Value in the Eligible Investment Choices but you still have a Benefit Balance, you may request to receive a payment each year, not to exceed the Benefit Payment, until there is no Benefit Balance remaining.



If you surrender your Policy you may elect to receive either:



- The Cash Surrender Value of the Policy; or



- The Account Value of the Guaranteed Benefit Account plus the Account Value in any non-Eligible Investment Choice plus a series of payments annually, not to exceed the Benefit Payment, until the Benefit Balance is depleted. Payments under this option will first be used to satisfy the Surrender Charge.

24                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


If the Insured dies before you receive all the Benefit Payments guaranteed by Hartford and the Death Benefit Option of the policy at the time of the insured's death is either Option B (Return of Account Value) or Option E (Return of Investment Account Value) the Beneficiary may elect to receive either the Death Benefit or the Death Benefit minus the Accumulated Values in the Eligible Investment Choices plus a series of payments annually, not to exceed the Benefit Payment, until the Benefit Balance is reduced to zero.


ESTATE TAX REPEAL BENEFIT RIDER -- In the news media you may have read that the federal Estate Tax law will expire in 2011 if Congress takes no action before then. Although it seems unlikely that Congress would allow the federal Estate Tax law to expire, if this were to happen it might affect your estate planning and you may no longer want this Policy. This Rider allows you to terminate your Policy and receive the Account Value without any deduction for Surrender Charges if there is no federal Estate Tax law in effect in 2011. We must receive your Surrender request during the month of January 2011. The amount you receive under this Rider is reduced by any outstanding Indebtedness. There is no additional charge for this Rider.

WAIVER OF SPECIFIED AMOUNT DISABILITY BENEFIT RIDER -- If you become disabled, you may have a difficult time paying your life insurance premiums to keep your Policy inforce. Under this Rider, if the Insured becomes totally disabled, we will credit the Policy with the amount shown in the specifications page of your Policy, for as long as the Insured remains totally disabled. This will help keep your Policy inforce if you fall behind on your Premium Payments. You choose the level of coverage when you select the Rider. The charge for this Rider will continue to be deducted during total disability until the Rider terminates. You may elect this rider when you purchase your Policy or on any Policy Anniversary. Hartford may require proof of insurability before we issue this rider to you.


TERM INSURANCE RIDER -- You may want additional life insurance coverage using term life insurance on yourself or your family members. By selecting the Term Insurance Rider, you can increase your Policy's Face Amount at a cost that may be lower than if you purchased the term life insurance through a single policy. Under this Rider we will pay the term life insurance benefit when the Covered Insured dies. You may elect this rider when you purchase your Policy or on any Policy Anniversary. Hartford may require proof of insurability before we insure this rider to you.


ACCIDENTAL DEATH BENEFIT RIDER -- You may want additional life insurance coverage in case you die by accident. Under this Rider we will pay a specified amount shown on the specifications page of your Policy when the insured dies. You choose the level of coverage when you select the rider.


WAIVER OF THE MONTHLY DEDUCTION AMOUNT RIDER -- The costs of your Policy are deducted each month through the Monthly Deduction Amount. If you become disabled and fall behind on your Premium Payments, the continued deduction of the Monthly Deduction Amounts could put your Policy at risk to lapse and terminate. Under the Waiver of the Monthly Deduction Amount Rider, while the Insured is totally disabled, we will waive the Monthly Deduction Amount. This will help keep your Policy inforce if you fall behind on your Premium Payments. The charge for this Rider will continue to be deducted during total disability until the Rider terminates. You may elect this rider when you purchase your Policy or on any Policy Anniversary. Hartford may require proof of insurability before we issue this rider to you.


COST OF LIVING ADJUSTMENT RIDER -- You may want your life insurance coverage to keep pace with inflation. Under this Rider, we will increase your Face Amount without evidence of insurability on every second anniversary of the Rider. The Face Amount increases are based on increases in the consumer price index, subject to certain limitations. If you do not accept an increase, this Rider is terminated and no future increases will occur. There is no charge for this Rider.

POLICY CONTINUATION RIDER -- This rider gives you the option to continue your Policy at a reduced death benefit with no further Monthly Deduction Amounts in the event your Policy is in danger of lapsing or terminating due to excessive outstanding Policy Loans. You may elect the benefit under limited circumstances as described in the Rider and subject to the terms and limitations described in the Rider. At the time you elect the Rider, a transaction charge will be deducted from your Account Value. The maximum transaction charge is 7% of the Account Value.


CHILD RIDER -- This rider provides $5,000 or $10,000 of term life insurance coverage on the eligible children of the Insured under the policy. We will pay the term life insurance death benefit amount you elect under this rider upon receipt of due proof of death of an insured child. The rider covers all of the Insured's children who are 16 days to 14 years at rider issue. Children born or adopted after issue may be added upon attaining age 16 days. Children over 14 years may not be added. Coverage under this rider terminates for a child when they reach age 25 or when the Insured reaches age 65, if earlier.


ACCELERATED BENEFIT RIDER -- In the event an insured's life expectancy is 12 months or less, we will pay a lump sum accelerated death benefit at your request subject to certain limitations and proof of eligibility. The benefit percentage is set at issue. The maximum charge for this rider is $300.

These riders may not be available in all states.

SETTLEMENT OPTIONS

Proceeds from your Policy may be paid in a lump sum or may be applied to one of our three settlement options. The minimum amount that may be applied under a settlement option is $5,000 unless we agree otherwise. Once you select a settlement option, it is irrevocable and you may not change the settlement option for a lump sum. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement option instead of taking the Death Benefit amount in a lump sum.

HARTFORD LIFE INSURANCE COMPANY                                               25
--------------------------------------------------------------------------------

FIRST OPTION -- INTEREST INCOME

We pay interest on the amount you have applied to this option. The interest we pay will be determined by us in our sole discretion, although we will not pay you less than the minimum amount required by your state. If you elect this option you may request the principal amount of the Death Benefit at any time.

SECOND OPTION -- INCOME OF FIXED AMOUNT

We pay equal payments of the total amount applied to this option along with interest equal to at least the minimum required by your state until that total amount is exhausted. The final payment will be for the remaining balance.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

We make monthly payments for the number of years selected, which may be from one to 30 years. This option provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under this settlement option.

Other arrangements for income payments may be added or otherwise agreed upon.

BENEFITS WHEN INSURED REACHES AGE 100

On the Policy Anniversary after the Insured reaches age 100 the following will occur:

- All optional benefits will terminate with the exception of the Guaranteed Withdrawal Benefit;

- The Face Amount of your Policy will be adjusted to equal your Death Benefit minus the Account Value;

- Your Death Benefit Option will become Option B (Return of Account Value);

- We will stop assessing all monthly policy charges; and

- You may not make any additional Premium Payments.

MAKING WITHDRAWALS FROM YOUR POLICY
--------------------------------------------------------------------------------

SURRENDER -- Provided your Policy has a Cash Surrender Value, you may surrender your Policy to us. We will pay you the Cash Surrender Value. Our liability under the Policy will cease as of the date of your request for surrender, or the date you request to have your Policy surrendered, if later.

A Policy's Cash Value is equal to the Account Value less any applicable surrender charges.

A Policy's Cash Surrender Value, which is the net amount available upon surrender of the Policy, is the Cash Value less any indebtedness.

WITHDRAWALS -- One withdrawal is allowed per calendar month. You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum withdrawal is the Cash Surrender Value, minus $1,000. Your Death Benefit under the Policy will be reduced as a result of the withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each withdrawal.

LOANS

AVAILABILITY OF LOANS -- At any time while the Policy is in force, you may borrow against the Policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed the Cash Surrender Value on the date we grant a loan. In New York, any new loan taken together with any existing Indebtedness may not exceed 90% of the Cash Value on the date we grant a loan. The minimum loan amount that we will allow is $500.

When you take a loan, an amount equal to the loan is transferred to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the Policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) Policy Anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your Policy is in force and the insured is alive. The amount of your Policy loan repayment will be deducted from the Loan Account. It will be allocated among your Investment Choices in the same percentage as premiums are allocated.

Unless otherwise instructed, all payments received by us will be treated as Premium Payments under your Policy. You must indicate in writing if a payment is intended to be a loan repayment.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account and the Guaranteed Benefit Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account, the Sub-Accounts and the Guaranteed Benefit Account earn more than the annual interest rate for

26                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account, the Sub-Accounts and the Guaranteed Benefit Account earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.0%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the Policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the maximum interest rates we will charge on your Indebtedness.

                          PORTION OF      INTEREST RATE
 DURING POLICY YEARS     INDEBTEDNESS        CHARGED
---------------------------------------------------------
        1-10                 All                5%
---------------------------------------------------------
    11 and later          Preferred           3.25%
                        Non-Preferred         4.25%
---------------------------------------------------------

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts from the Sub-Accounts within seven days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

LAPSE AND GRACE PERIOD -- Your Policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount and the Benefit Guarantee is not available.

If the Policy goes into default, we will send you a lapse notice to warn you that the Policy is in danger of terminating. This notice will be mailed at least 30 days before your coverage is to terminate. It will be mailed both to you and to any assignee of record. This lapse notice will tell you the minimum Premium Payment required to keep the Policy from terminating. This minimum Premium Payment will never be greater than an amount which results in a Cash Surrender Value equal to the current Monthly Deduction Amount plus the next two Monthly Deduction Amounts as of the date your Policy goes into default.

We will keep your Policy inforce for the 61-day period following the date your Policy goes into default. We call that period the "Grace Period." However, if we have not received the required Premium Payment specified in your lapse notice by the end of the Grace Period, the Policy will terminate. If the insured dies during the Grace Period, we will pay a death benefit. After your Policy lapses the Account Value and Cash Surrender Value are determined in the same manner as prior to the lapse.

REINSTATEMENT -- If the Insured is still alive, the Policy may be reinstated prior to the date the Insured reaches age 100, unless the Policy has been surrendered for cash, and provided that:

- You request reinstatement in writing within five years after termination;

- You submit satisfactory evidence of insurability to us;

- any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and

- You pay a premium sufficient to cover (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the Policy is reinstated.

Your Account Value on the reinstatement date equals:

- the Cash Value at the time of Policy termination; plus

- net Premiums derived from premiums paid at the time of Policy reinstatement; minus

- the Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

- the Surrender Charge at the time of Policy reinstatement. The Surrender Charge is based on the duration from the original Policy date.

OTHER BENEFITS

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your premium allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

HARTFORD LIFE INSURANCE COMPANY                                               27
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The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Policy offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Sub-Account allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can only participate in one model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.

FINANCIAL STATEMENTS

Financial statements of the Separate Account and Hartford may be found in the Statement of Additional Information. To receive a copy of the Statement of Additional information free of charge, call us at 1-800-231-5453 or write to us at:

Hartford Life Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford, which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

We do not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If we incur income taxes attributable to the Separate Account or determine that such taxes will be incurred, we may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the Beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the
Section 7702 requirements.

There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.
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28                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.


The Guaranteed Withdrawal Benefit Rider is an optional benefit that you can elect. If elected, the Guaranteed Withdrawal Benefit guarantees that you can take withdrawals equal to the Benefit Balance. If you surrender all of your Cash Accumulation Value or your Account Value is depleted, but you still have a Benefit Balance, you will still receive a Benefit Payment. If the Insured dies before you receive all the Benefit Payments guaranteed by Hartford and the Death Benefit Option of the policy at the time of the insured's death is either Option B (Return of Account Value) or Option E (Return of Investment Account Value) the Beneficiary may elect to receive either the Death Benefit or the Death Benefit minus the Accumulated Values in the Eligible Investment Choices plus a series of payments annually, not to exceed the Benefit Payment, until the Benefit Balance is reduced to zero. In the case of surrenders of non-MEC policies, we believe that payments received under the Guaranteed Withdrawal Benefit rider will not be taxable until the investment in the policy has been recovered. In the case of surrenders of MEC policies, we believe that payments received under the Guaranteed Withdrawal Benefit rider will be taxable to the extent of gain in the policy, and then a recovery of investment in the policy. In the case of death benefits that are paid under the Guaranteed Withdrawal Benefit rider, we believe that such amounts are fully excludable from income. However, due to the lack of specific guidance on the taxability of payments received under a guaranteed withdrawal benefit, it is possible that the IRS could take a contrary position. Thus, the result is not certain.


TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in a policy owner's Investment Value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If the policy is surrendered or matures, the amount received will be includable in the policy owner's income to the extent that it exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously under the policy to the extent such amounts received were excluded from gross income. Whether partial withdrawals (or loan or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the policy within any seven-year test period, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the start of the seven-year test period. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed

HARTFORD LIFE INSURANCE COMPANY                                               29
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received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE, GIFT AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2004, the maximum estate tax rate is 48% and the unified credit exemption amount is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes. If the policy owner is considered to be the

30                                               HARTFORD LIFE INSURANCE COMPANY
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owner of the assets for tax purposes, the policy owner will be subject to income tax on annual increases in cash value.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control. However, in July 2003, the Internal Revenue Service issued two revenue rulings addressed to investor control. Revenue Ruling 2003-91 generally follows earlier rulings that say that the policy owner should not have the ability to select and control investments. Revenue Ruling 2003-92 concerns specific separate account investments that could cause the policy owner to be treated as the owner of these investments.

Despite the release of these rulings, there continues to be some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

In September 2003 the IRS issued final regulations relating to the taxation of split-dollar insurance arrangements. The regulations generally apply to arrangements entered into (or "materially modified") after September 17, 2003. The final regulations define a "split-dollar life insurance arrangement" broadly to include (with certain exceptions) any arrangement between 2 or more parties involving a life insurance policy, where (1) one party pays any portion of the premiums and at least one party is entitled to recover any portion of the policy's premiums from the policy proceeds (e.g., as security for a loan to make a premium payment); or (2) the arrangement is entered into in connection with performance of services, and the employer (or recipient of services) pays directly or indirectly any portion of the premiums, and either (i) the employee (or service provider) has any interest in the policy's cash value or (ii) the beneficiary of any death benefit amount is designated by such service provider or is any person whom such service provider would reasonably be expected to designate as the beneficiary; or (3) the arrangement is entered into between a corporation and one of its shareholders, and the corporation pays directly or indirectly any portion of the policy's premiums, and either (i) the shareholder has any interest in the policy's cash value or (ii) the beneficiary of any death benefit amount is designated by such shareholder or is any person whom such shareholder would reasonably be expected to designate as the beneficiary.

The final regulations also have rules that generally designate only one party as the "owner" of such a policy for tax purposes, and then would require that the parties be taxed under one of two mutually exclusive regimes (i.e., an "economic benefit" regime or a "loan" regime), generally based on which party is this tax "owner." Under the economic benefit regime, the tax "owner" (e.g., an employer who provides an employee with rights in the policy under an endorsement to the policy) is treated generally as providing taxable economic benefits to a "non-owner," and these taxable economic benefits are defined very broadly. Under the loan regime, the tax "owner" (e.g., an employee who secures the rights of an employer to recover its premium payments or other advances with a collateral assignment of the policy) is treated generally as receiving one or more loans from a "non-owner" (e.g., for one or more premium payments on such "owner's" policy). Such a loan would be subject to rules under Code Section 7872 for loans that do not have a fair market value rate of interest. The final regulations also require that the parties fully and consistently account for all amounts under either regime, and provide for comparable or collateral rules for donor/ donee and corporations/shareholder arrangements.

Consequently, if you are currently a party to any such arrangement or are considering participating in such an arrangement, it would be advisable for you to consult with a qualified tax advisor concerning the tax treatment of such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

HARTFORD LIFE INSURANCE COMPANY                                               31
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LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no material legal proceedings pending to which the Separate Account is a party.

Hartford Life Insurance Company ("Hartford Life"), which is the parent company of Hartford Life and Annuity, is or may become involved in various kinds of legal actions, some of which assert claims for substantial amounts. These actions may include, among others, putative state and federal class actions seeking certification of a state or national class. Hartford Life also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Hartford Life's management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition of Hartford Life. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in particular quarterly or annual periods.

In the third quarter of 2003, Hartford Life and its affiliate International Corporate Marketing Group, LLC ("ICMG") settled their intellectual property dispute with Bancorp Services, LLC ("Bancorp"). The dispute concerned, among other things, Bancorp's claims for alleged patent infringement, breach of a confidentiality agreement, and misappropriation of trade secrets related to certain stable value corporate-owned life insurance products. The dispute was the subject of litigation in the United States District Court for the Eastern District of Missouri, in which Bancorp obtained in 2002 a judgment exceeding $134 million against Hartford Life and ICMG after a jury trial on the trade secret and breach of contract claims, and Hartford Life and ICMG obtained summary judgment on the patent infringement claim. Based on the advice of legal counsel following entry of the judgment, Hartford Life recorded an $11 million after-tax charge in the first quarter of 2002 to increase litigation reserves. Both components of the judgment were appealed.

Under the terms of the settlement, Hartford Life and ICMG will pay a minimum of $70 million and a maximum of $80 million, depending on the outcome of the patent appeal, to resolve all disputes between the parties. The appeal from the trade secret and breach of contract judgment will be dismissed. The settlement resulted in the recording of a $9 million after-tax benefit in the third quarter of 2003, to reflect Hartford Life's portion of the settlement.


On March 16, 2003, a final decision and award was issued in the previously disclosed reinsurance arbitration between Hartford Life and one of their primary reinsurers relating to policies with guaranteed death benefits written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Under the terms of the final decision and award, the reinsurer's reinsurance obligations to Hartford Life were unchanged and not limited or reduced in any manner. The award was confirmed by the Connecticut Superior Court on May 5, 2003.

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32                                               HARTFORD LIFE INSURANCE COMPANY
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WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 450 Fifth Street, NW, Washington, DC 20549-0102. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-942-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

811-97329

                                    PART B

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
HARTFORD QUANTUM LIFE
VARIABLE UNIVERSAL LIFE INSURANCE
SEPARATE ACCOUNT VL I
HARTFORD LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.


DATE OF PROSPECTUS: DECEMBER 30, 2004
DATE OF STATEMENT OF ADDITIONAL INFORMATION: DECEMBER 30, 2004

2                                                HARTFORD LIFE INSURANCE COMPANY
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TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION AND HISTORY                                 3
----------------------------------------------------------------------
SERVICES                                                        3
----------------------------------------------------------------------
EXPERTS                                                         3
----------------------------------------------------------------------
DISTRIBUTION OF THE POLICIES                                    3
----------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT CHARGES                            4
----------------------------------------------------------------------
PERFORMANCE DATA                                                4
----------------------------------------------------------------------
FINANCIAL STATEMENTS                                           SA-1
----------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION                                            3
--------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

HARTFORD LIFE INSURANCE COMPANY ("HARTFORD") -- Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL I was established as a separate account under Connecticut law on September 18, 1992. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES
--------------------------------------------------------------------------------

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS
--------------------------------------------------------------------------------


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2003 have been audited by independent registered public accounting firm, as stated in their report dated February 25, 2004 except for Note 14, as to which the date is May 27, 2004 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the changes in our method of accounting for [a] goodwill and indefinite-lived intangible assets in 2002, [b] derivative instruments and hedging activities in 2001, and [c] the recognition of interest income and impairment on purchased retained beneficial interests in securitized financial assets in 2001) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account VL I (the "Account") as of December 31, 2003, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years ended
December 31, 2003 have been audited by independent registered public accounting firm, as stated in their report dated February 25, 2004, which are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of.


DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and will offer the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The policies will be sold by salespersons who represent Hartford as insurance agents and who are registered representatives of HESCO or certain other registered broker-dealers who have entered into distribution agreements with HESCO.


[TO BE FILED BY AMENDMENT]

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT CHARGES

PREMIUM CHARGE -- The premium charge deducted from each premium payment. The maximum premium charge is 8% Premium Payments.

The premium charge is used to cover expenses related to the sale and distribution of the policies.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in Separate Account VL I.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the Scheduled Premiums and the initial Face Amount and the Guarantee Period in the policy application. Policies generally will be issued only on the lives of insureds the ages of 0 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.

The Cost of Insurance charge is to cover our anticipated mortality costs and other expenses. For standard risks, the Cost of Insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. A table of guaranteed Cost of Insurance rates per $1,000 will be included in each Policy; however, we reserve the right to use rates less than those shown in such table. Substandard risks will be charged a higher Cost of Insurance rate which will not exceed rates based on a multiple of the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. The multiple will be based on the Insured's risk class. We will determine the Cost of Insurance rate at the start of each Policy Year. Any changes in the Cost of Insurance rate will be made uniformly for all Insureds of the same issue age, sex and risk class and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured's health.

Because the Account Value and the Death Benefit may vary from month to month, the Cost of Insurance charge may also vary on each Monthly Activity Date.

INCREASES IN FACE AMOUNT -- At any time after the first Policy Year, You may request in Writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect. We reserve the right to limit the number of increases made under the Policy to not more than one in any 12 month period.

PERFORMANCE DATA
--------------------------------------------------------------------------------

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as premium base loads, mortality and expense risk charges, cost of insurance, administrative and issue charges, and surrender charges. These charges vary depending on your age, gender, Face Amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

                                     PART C

                                OTHER INFORMATION

Item 27.   Exhibits

          (a) Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

          (b)  Not Applicable.

          (c)  Principal Underwriting Agreement.(2)

          (d)  Form of Flexible Premium Variable Life Insurance Policy.(3)

          (e) Form of Application for Flexible Premium Variable Life Insurance Policies.(4)

          (f) Certificate of Incorporation of Hartford(4) and Bylaws of Hartford.(5)

          (g)  Contracts of Reinsurance.(6)

          (h)  Form of Participation Agreement.(6)

          (i)  Not Applicable.

          (j)  Not Applicable.

          (k) Opinion and consent of Christopher M. Grinnell, Counsel and Assistant Vice President.

          (l)  Not Applicable.

          (m)  Not Applicable.

--------

(1) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 33-53692, on May 1, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6, File No. 33-53692, on May 1, 1995.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-110550, on February 12, 2004.

(4) Incorporated by reference to Post-Effective Amendment No. 6, to the Registration Statement File No. 333-66343, filed on February 8, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration statement on Form S-6, File No. 333-69485, filed with the Securities and Exchange Commission on April 9, 2001.

(6) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6, File No. 33-53692, on May 1, 1995.

          (n)  To be filed by Amendment.

          (o)  Financial Statements to be filed by Amendment.

          (p)  Not Applicable.

          (q)  Memorandum describing transfer and redemption procedures.(1)

          (r)  Copy of Power of Attorney.

          (s)  Organizational Chart.(7)

Item 28.  Officers and Directors.

-------------------------------------------- -------------------------------------------------------------------------
NAME                                         POSITION WITH HARTFORD
-------------------------------------------- -------------------------------------------------------------------------
Daniel A. Andriola                           Vice President
-------------------------------------------- -------------------------------------------------------------------------
David G. Bedard                              Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
David A. Carlson                             Senior Vice President & Deputy Chief Financial Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------
James Davey                                  Vice President
-------------------------------------------- -------------------------------------------------------------------------
Charles J. DiVencenzo Jr.                    Vice President
-------------------------------------------- -------------------------------------------------------------------------
Joseph G. Eck                                Vice President
-------------------------------------------- -------------------------------------------------------------------------
Bruce W. Ferris                              Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Timothy M. Fitch                             Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Mary Jane B. Fortin                          Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Stephen T. Joyce                             Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Michael L. Kalen                             Senior Vice President, Director*
-------------------------------------------- -------------------------------------------------------------------------
Michael D. Keeler                            Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Kristine J. Kelliher                         Vice President
-------------------------------------------- -------------------------------------------------------------------------
Patrice Kelly-Ellis                          Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Deborah Koltenuk                             Vice President
-------------------------------------------- -------------------------------------------------------------------------
David N. Levenson                            Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Joseph F. Mahoney                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
Thomas M. Marra                              President, Chief Executive Officer and Chairman of the Board, Director*
-------------------------------------------- -------------------------------------------------------------------------
Ernest M. McNeill, Jr.                       Vice President & Chief Accounting Officer*
-------------------------------------------- -------------------------------------------------------------------------
Peter J. Michalek                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
John J. Mittelstadt                          Vice President
-------------------------------------------- -------------------------------------------------------------------------
Tom Nassiri                                  Vice President
-------------------------------------------- -------------------------------------------------------------------------
Marianne O'Doherty                           Vice President
-------------------------------------------- -------------------------------------------------------------------------
Craig R. Raymond                             Senior Vice President and Chief Actuary
-------------------------------------------- -------------------------------------------------------------------------
Christine Hayer Repasy                       Senior Vice President, General Counsel and Corporate Secretary, Director*
-------------------------------------------- -------------------------------------------------------------------------
Michael J. Roscoe                            Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
Martin A. Swanson                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
Charles N. Vest                              Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
John C. Walters                              Executive Vice President, Director*
-------------------------------------------- -------------------------------------------------------------------------
Eric H. Wietsma                              Vice President
-------------------------------------------- -------------------------------------------------------------------------
Neal S. Wolin                                Executive Vice President
-------------------------------------------- -------------------------------------------------------------------------
Lizabeth H. Zlatkus                          Executive Vice President and Chief Financial Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------
David M. Znamierowski                        Senior Vice President and Chief Investment Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------

--------

(7) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 333-101923, filed on April 5, 2004.

Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

--------
*    Denotes Board of Directors of Hartford.

Item 29. Persons Controlled By or Under Common Control with the Depositor or Registrant

         See Item 27(s).

Item 30: Indemnification

         Sections 33-770 to 33-778, inclusive, of the Connecticut General Statutes ("CGS") provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(b)(5), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(b)(5). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

         Consistent with the statutes referenced above, under the Depositor's Certificate of Incorporation, the Depositor must indemnify directors for liability except liability that:

         (a) involved a knowing and culpable violation of law by the director;

         (b) enabled the director or an associate to receive an improper personal gain;

         (c) showed a lack of good faith and a conscious disregard for the duty of the director of the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation;

         (d) constituted a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation or

         (e) created liability under section 33-757 relating to unlawful distributions.

         The Depositor's Certificate of Incorporation also permits the Depositor, at the discretion of the board of directors, to indemnify any current or former director, officer, employee or agent of the corporation to the fullest extent permitted by law. Accordingly, under the Depositor's bylaws, the Depositor must, to the fullest extent permitted by applicable law, indemnify directors and officers of the Depositor against all expenses, including attorney's fees, in connection with any proceeding by reason of the fact that such person was a director or officer of the Depositor.

         Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

         (a) HESCO acts as principal underwriter for the following investment companies:

              Hartford Life Insurance Company - Separate Account VL I Hartford Life Insurance Company - Separate Account VL II

              Hartford Life Insurance Company - ICMG Secular Trust Separate Account
              Hartford Life Insurance Company - ICMG Registered Variable Life Separate Account A
              Hartford Life and Annuity Insurance Company - Separate
              Account VL I
              Hartford Life and Annuity Insurance Company - Separate Account
              VL II
              Hartford Life and Annuity Insurance Company - ICMG Registered Variable Life Separate Account One

         (b)  Directors and Officers of HESCO

                                                       POSITIONS AND OFFICES
                  NAME                                    WITH UNDERWRITER
                  ----                                 ---------------------

              David A. Carlson                 Senior Vice President & Deputy Chief
                                               Financial Officer
              Timothy M. Fitch                 Senior Vice President
              George R. Jay                    Controller
              Michael L. Kalen                 Senior Vice President, Director
              Joseph F. Mahoney                Vice President
              Thomas M. Marra                  President and Chief Executive Officer,
                                               Director
              Christine Hayer Repasy           Senior Vice President, General Counsel and
                                               Corporate Secretary, Director
              John C. Walters                  Executive Vice President

         Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT
         06104-2999.

Item 32. Location of Accounts and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 33. Management Services

         All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 34. Representation of Reasonableness of Fees

         Hartford hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 29th day of October, 2004.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL I
(Registrant)

By: Thomas M. Marra*                       *By:  /s/ Michael Stobart
    -----------------------------------         --------------------------------
    Thomas M. Marra, President, Chief              Michael Stobart
    Executive Officer and Chairman of              Attorney-In-Fact
    the Board*

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By: Thomas M. Marra*
    ----------------------------------------------
    Thomas M. Marra, President, Chief
    Executive Officer and Chairman of
    the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

David A. Carlson, Senior Vice President & Deputy
     Chief Financial Officer, Director*
Michael L. Kalen, Senior Vice President,
     Director*
Thomas M. Marra, President, Chief Executive
     Officer and Chairman of the Board, Director*
Ernest M. McNeill, Jr., Vice President &
     Chief Accounting Officer*
Christine Hayer Repasy, Senior Vice President,
     General Counsel & Corporate Secretary,        *By:  /s/ Michael Stobart
     Director*                                          ------------------------
John C. Walters, Executive Vice President,                 Michael Stobart
     Director*                                             Attorney-in-Fact
Lizabeth H. Zlatkus, Executive Vice President and
     Chief Financial Officer, Director*             Date: October 29, 2004
David M. Znamierowski, Senior Vice President &
     Chief Investment Officer, Director*

333-110550

                                  Exhibit Index

1.1 Opinion and Consent of Christopher M. Grinnell, Counsel and Assistant Vice President.

1.3  Copy of Power of Attorney.